As filed with the Securities and Exchange Commission on January 11, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Thomas S. White, Jr.

Thomas White International, Ltd.

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/1/2014 – 10/31/2015

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2015

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

The world economy is continuously evolving in ways we could have hardly imagined even a few years earlier. At Thomas White, we always ask ourselves “What is the big picture?” In other words, we always try to analyze local or regional trends from a broader global context.

We invite you to visit our websites as well as our YouTube channel for added insights into the transformative changes that make global investing more complex, but at the same time open up fascinating prospects for those who have the ability to spot them, and the discipline to focus on long-term trends.

President, Thomas White Funds

thomaswhite.com The Thomas White website offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

thomaswhitefunds.com The Thomas White Funds website provides important information on our three fund offerings, including performance, rankings, and commentaries.

thenewglobal.com

Our New Global website is a highly informative resource for investors and their advisors, offering an in-depth understanding of the dramatic changes and trends in the world economy from a broader global context.

youtube.com/user/ThomasWhiteIntl Our YouTube channel features videos with CIO Thomas S. White, Jr. and his take on evolving global market trends.

Thomas White: Empowering the InvestorSM

(This page is not part of the Annual Report.)

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 49 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-nine years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent

14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly valuations covering over 3,000 companies in 45 countries.

www.thomaswhitefunds.com

Message to Shareholders

December 28, 2015

Dear Shareholders and Friends,

I would like to thank all shareholders for the trust you have placed in our firm by allowing us to manage a part of your financial assets. I would also like to welcome our new shareholders and thank them for selecting the Thomas White Funds from among the numerous investment options available to you.

The collective efforts of Thomas White research analysts, portfolio managers, and other professionals are focused on continuously improving our research methodologies and investment strategies. We are encouraged by the recent improvement in our Funds’ relative performance against their respective benchmarks, and remain confident that equities offer higher potential long term returns relative to other asset classes.

The Chinese Economy Is in a Transitional Phase

Recently, fears about an economic collapse in China have made investors nervous. Even after the Chinese equity markets recovered in September and October, most investors remained skeptical about the country’s growth potential and the abilities of its government. We are not in that camp. We believe the Chinese economy is gradually moving away from an export driven growth model and domestic consumers will likely lead future growth. This year, for the first time in the country’s history, services will account for more than half of its economy.

During this transitional phase, annual growth rates in China have come down. We should also remember that the Chinese economy is much larger than it was even during the last decade. That makes it more difficult to maintain exceptionally high growth rates. Likewise, Chinese exports have been suffering from weak global demand and the cheaper currencies of competitor countries. In this environment, we see the current Chinese growth rate as healthy.

We also believe that the Chinese leadership is doing a far better job in managing their economy than they now get credit for. The modest yuan devaluation that triggered an equity market selloff is insignificant when compared to the recent decline in the currencies of Japan and others.

The Chinese government’s active interventions to stabilize its financial markets, during a period of heavy selling, are no different than the steps taken by governments and central banks in the west in 2008. Unless the political tensions over competing territorial claims in the South China Sea worsen and lead to a conflict, we are confident that the Chinese economy will continue to expand faster than any developed country.

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Commodity Price Cycle Likely to Remain Soft

The Chinese economic transition could also limit the possibility of a rapid recovery in oil and commodity prices. The ‘Commodity Super Cycle’ that brought an economic boom for several countries from Australia to Brazil was mostly driven by Chinese demand. This dependence on China has increased, as the country is now the largest importer of iron ore, copper and most metals.

In the future, it is difficult to see Chinese demand for these commodities recovering to the high rates of the past. There are no other importers large enough to replace China and sustain global commodities demand. This will likely keep the market oversupplied until the large investment cuts announced by miners start reducing capacity.

We expect weak commodity prices to limit growth for several countries, including Brazil, Russia, Australia, Norway and some of the smaller Latin American countries. For some of them, Brazil and Russia for instance, the situation has been made worse by ineffective political leadership. On the other hand, we favor countries such as India and Indonesia that should benefit from low oil prices and a more stable political environment.

Developed International Markets Are Better Placed at This Point

The low oil and commodity prices are a gift to the developed countries, mainly Europe and Japan, which have been struggling to achieve faster growth rates. Consumers in these countries are benefiting from low fuel prices. Not as much as American consumers, but the savings are large enough to make a meaningful difference to their family budgets. Again, as export demand from the emerging countries remains weak, Europe and Japan need their domestic consumers to spend more.

We are also confident that the quantitative easing policies of the European Central Bank (ECB) and the Bank of Japan will eventually be successful, like those of the U.S. Federal Reserve. It took more than five years of aggressive quantitative easing by the Fed to revive the U.S. economy. Europe and Japan should be no different, and it is important that their central banks continue these policies.

Inflation remains very low in both Europe and Japan. The ECB announced additional easing in December as inflation remains low and growth rates have not improved. Quantitative easing by central banks has been very favorable for equity investors over the past several years. We are confident that the current policies of the ECB and the Bank of Japan should help equity markets in the future.

Political risks that made investors cautious in recent years have largely disappeared, especially in Europe. The risk of a European Union breakup now appears very low. European leaders, along with international institutions such as the International Monetary Fund, have successfully negotiated financial support for Greece. Similar deals could be struck if another country faces more difficulties. The sharp policy differences between Germany and the debtor countries in Southern Europe have also reduced, and make us more confident about the region.

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Our Portfolio Strategy

When negative economic trends, political risks and policy changes make investors worry, corporations with good management continuously adjust their business strategies to survive in the new environment. Good management has the ability to understand the changes in their operating environment and come up with timely strategies to strengthen and grow their business. It is this ability, along with prudent financial management, that often sets apart the long-term winners. Our research process remains focused on identifying attractively priced stocks with excellent and transparent leadership that values shareholders. We remain fully confident in this approach.

I continue to hold 100% of my personal stock investments in the Thomas White Funds. Other professionals at the firm, who are also fellow Fund shareholders, continue to work together as a team and share my confidence in our equity market outlook. You are invited to visit our websites thomaswhitefunds.com, thomaswhite.com and thenewglobal.com for our periodic market outlook commentaries and other insights.

I thank you for your trust in the Thomas White Funds.

Thomas S. White, Jr.

Chairman and Portfolio Manager

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets. Investing in small and mid-cap companies can involve more risk than investing in larger companies.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

It is not possible to invest directly in an index.

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 105% since the end of the Cold War in 1989. As of October 2015, America’s 5,305 exchange-traded stocks now only represent 11.64% of the 45,573 stocks on the world’s 58 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to October 31, 2015[2]	1960	1970	1980	1990	2000	2015
Developed Markets	99.9%	99.8%	99.2%	97%	96%	81%

United States	72%	66%	57%	43%	51%	44%

Canada	3%	3%	3%	2%	2%	3%

Europe	22%	23%	23%	25%	28%	22%

Asia Pacific	3%	8%	16%	27%	15%	12%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	19%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$50.2

1World Federation of Exchanges, Focus-October 2015

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

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THOMAS WHITE INTERNATIONAL FUND

	Unaudited Sales Charge	Deferred Sales Charge	Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
Investor Class	None	None	Up to 0.25%	None	1.24%	1.27%	1.24%
Class I	None	None	None	None	0.99%	1.05%	0.99%
Class A	5.75%	None	Up to 0.25%	0.25%	1.42%	1.41%	1.41%
Class C	None	1.00% within 12 months	None	1.00%	1.99%	2.05%	1.99%

1 In the absence of the fee deferral/expense reimbursement arrangement for the International Fund, the ratio of expenses to average net assets would have been 1.32% for Investor Class shares, 1.08% for Class I shares, 1.42% for Class A shares and 2.08% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.24%, 0.99%, 1.49% and 1.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2016. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$15.77	$268.5 million	2.00% within 60 days	57%
Class I	$15.78	$300.3 million
Class A	$15.71	$906.7 thousand
Class C	$15.72	$427.1 thousand

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THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of October 31, 2015 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/28/1994)*
Investor Class shares (TWWDX)	None		-7.36%	-0.55%	-5.77%	2.30%	1.85%	4.43%	6.95%
Class I shares[1] (TWWIX)	None		-7.26%	-0.40%	-5.56%	2.54%	2.02%	4.52%	6.99%
Class A shares[2] (TWWAX)	Maximum 5.75% initial sales charge	With sales charge	-12.75%	-6.38%	-11.34%	0.14%	0.57%	3.77%	6.63%
		Excluding sales charge	-7.42%	-0.65%	-5.94%	2.14%	1.77%	4.39%	6.93%
Class C shares[3] (TWWCX)	Maximum 1% deferred sales charge	With sales charge	-8.73%	-2.22%	-7.37%	1.55%	1.40%	4.20%	6.84%
		Excluding sales charge	-7.73%	-1.22%	-6.37%	1.55%	1.40%	4.20%	6.84%
MSCI All Country World ex US Index[4]	N/A		-9.70%	-1.82%	-4.68%	4.69%	2.60%	4.16%	5.00%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns of each share class reflect differences in sales charges and expenses applicable to each class which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.27% (Investor Class), 1.05% (Class I), 1.41% (Class A) and 2.05% (Class C).

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OCTOBER 31, 2015

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through October 31, 2015. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +54.31% for the Fund’s Investor Class shares and +50.32% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was 6.95%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

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THOMAS WHITE INTERNATIONAL FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund Investor Class shares returned -5.77% for the one-year period ended October 31, 2015, compared to -4.68% for the benchmark MSCI All Country World ex-U.S. Index. Since its inception on June 28, 1994, the Fund’s Investor Class shares have returned +6.95% annualized while the benchmark index returned +5.00% for the same period.

Subdued Emerging Market Growth and U.S. Interest Rate Uncertainty Hurt Investor Optimism

International equity prices declined during the one-year review period on growing concerns about slower global economic growth, and the persistent uncertainties about interest rate hikes by the U.S. Federal Reserve. The global economy lost some of its growth momentum during the initial months of 2015 as severe winter weather in the U.S. and select countries in Europe restricted business and consumer activity. The decline was short lived as stronger consumer spending helped most of these economies to recover during the second quarter.

However, financial markets turned more volatile as investors also became increasingly concerned about a sharp fall in Chinese economic growth. Weaker global demand and the loss of competitiveness due to higher labor costs restricted Chinese export growth over the last one year. The modest, but largely unexpected, Chinese currency devaluation also unnerved investors. At the same time, the sharp fall in energy and commodity prices pushed other large emerging economies such as Brazil and Russia into recession. As a result, most forecasters lowered their global growth estimates for the current year as well as 2016.

Uncertainties about the timing of the U.S. Fed’s first interest rate hike in several years worsened investor anxiety during the second half of the review period. The Fed’s decision to delay the rate hike was seen as a sign of the central bank’s lack of confidence in the growth outlook. Later, market sentiment improved after the European Central Bank promised further quantitative measures if growth and inflation remain low. Signs of stability in the Chinese economy, including aggregate growth of close to 7%, also helped equity prices recover during the last two months of the review period.

Portfolio Review

During the one-year review period, the Fund’s holdings in the consumer discretionary, consumer staples and healthcare sectors outperformed. Sectors such as energy and materials lagged as prices of energy and industrial commodities fell sharply. Positive stock selection in the consumer discretionary, industrials and

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OCTOBER 31, 2015

healthcare sectors benefited the Fund during the review period. However, weak selection in technology, financials and consumer staples detracted from the Fund’s performance relative to the benchmark. On a regional basis, stock selection was positive across the developed markets, except Japan.

British retailer WH Smith plc, which has seen healthy revenue growth from its airport stores, contributed the most to Fund returns during the one-year review period. Danish jewelry maker Pandora A/S, which has a more than 50% revenue exposure outside Europe, advanced as the company continued to report strong sales growth on healthy demand and weaker currency. Fresenius SE & Co, a leading provider of dialysis services and equipment, gained as the company has seen excellent earnings growth in recent quarters and has raised its earnings outlook for the current financial year. Strong volume gains in the U.S. helped Japanese automaker Nissan Motor Co. offset the weak sales trends in China and the stock outperformed during the review period. Global staffing services provider Randstad Holding NV, based in the Netherlands, outperformed on the brighter demand outlook for its services as economic growth in the developed markets recovered.

Brazilian lender Banco Bradesco SA detracted the most from Fund returns as the Brazilian central bank hiked interest rates even as the economy remained in a recession. Despite the positive outlook for Europe, Spanish bank Banco Santander SA declined on concerns that the bank’s sizeable exposure to the weak Latin American economies could reduce earnings. The sharp fall in oil prices during the review period negatively affected the Fund’s energy holdings, including Brazilian energy producer Petrobras S.A. Swiss bakery chain owner Aryzta AG dropped in price after the firm said its European and North American operations would continue to remain weak. BHP Billiton Ltd., one of the world’s largest mining groups and a leading producer of industrial materials, underperformed as iron ore prices declined to a multi-year low on weak Chinese demand.

Growth in the Developed Countries to Drive Global Economic Outlook

Economic trends from the developed world and emerging countries have clearly diverged further over the last one year. While the developed economies, led by the U.S., are expected to see healthier expansion in the coming quarters, average growth for the emerging economies has been dragged lower by the commodity exporters. The energy and commodity price meltdown has weakened the outlook for developed economies such as Australia, Canada and Norway as well. However, the rest of the developed world is expected to see acceleration in economic growth in 2016 relative to the current year.

Sustained gains in domestic demand have been, and are likely to remain, the major driver of most developed countries in the coming year. Labor markets in the U.S. and Europe continue to strengthen, though the gains in Europe still remain fairly moderate. Wage growth is also seeing more positive trends recently, and could rise further as businesses step up hiring to meet growing consumer demand, especially in the services sector. In addition, low fuel costs are likely to support consumer confidence in the

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THOMAS WHITE INTERNATIONAL FUND

coming year. Consumer spending growth remains more subdued in Japan, compared to the U.S. and Europe, but the government’s decision to delay another increase in consumption taxes is likely to help sentiment.

On the other hand, industrial growth has become more subdued in recent months as global trade volumes are expanding at a slower than expected pace. Reduced economic growth in the emerging world and the commodity cycle downturn has restricted demand for industrial raw materials and capital equipment. Export gains have been lower than forecast even for Europe and Japan where the currency movements have been favorable. Growth in global trade volumes is unlikely to see an acceleration until there is stronger demand expansion in the emerging market countries.

Nevertheless, except for the commodity exporters such as Brazil and Russia, the major emerging economies are likely to see more stable trends in 2016. The Chinese government has lowered its Gross Domestic Product (GDP) growth target to around 6.5% and forecasters, including the International Monetary Fund, now expect the country’s economy to grow close to that mark. India is expected to see faster growth next year, helped by increased government spending on infrastructure and lower interest rates. Most economies in South East Asia, including Indonesia, are also expected to see a modest gain in the pace of growth. In contrast, Brazil and Russia are likely to remain in recession.

Thank you for your confidence in the Thomas White International Fund.

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OCTOBER 31, 2015

Portfolio Country and Industry Allocation as of October 31, 2015 (Unaudited)

Countries	% of TNA
Belgium	2.7%
Brazil	0.6%
Canada	2.7%
China	5.7%
Denmark	2.0%
Finland	0.7%
France	8.2%
Germany	6.8%
Hong Kong	6.3%
India	2.6%
Indonesia	0.3%
Ireland	2.1%
Italy	1.3%
Japan	20.0%
Mexico	0.8%
Netherlands	5.8%
Panama	0.8%
Singapore	1.0%
South Africa	3.6%
South Korea	1.8%
Spain	2.1%
Switzerland	2.6%
Taiwan	2.7%
United Kingdom	15.6%
Cash & Other	1.2%

Industries	% of TNA
Automobiles & Components	5.5%
Banks	11.6%
Capital Goods	8.5%
Commercial & Professional Services	2.1%
Consumer Durables & Apparel	7.2%
Diversified Financials	9.7%
Energy	3.2%
Food & Staples Retailing	2.0%
Food, Beverage & Tobacco	5.7%
Health Care Equipment & Services	1.8%
Household & Personal Products	1.3%
Insurance	4.1%
Materials	4.3%
Media	1.0%
Pharmaceuticals, Biotechnology & Life Sciences	6.9%
Retailing	2.7%
Semiconductors & Semiconductor Equipment	2.2%
Software & Services	5.6%
Technology Hardware & Equipment	3.7%
Telecommunication Services	5.2%
Transportation	3.5%
Utilities	1.0%
Cash & Other	1.2%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

	COMMON STOCKS (97.1%)

	BELGIUM (2.7%)
	Ageas +	Insurance	136,500	$6,021,485
	UCB S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	110,700	9,562,285

				15,583,770

	BRAZIL (0.2%)
	Embraer S.A.	Capital Goods	124,700	914,423

	CANADA (2.7%)
	Canadian National Railway Company	Transportation	35,100	2,143,956
	Magna International Inc.	Automobiles & Components	106,100	5,595,485
	Royal Bank of Canada	Banks	130,900	7,485,005

				15,224,446

	CHINA (5.7%)
	Alibaba Group Holding Ltd. ADR * #	Software & Services	73,100	6,127,973
	Baidu, Inc. ADR *	Software & Services	22,900	4,293,063
	Bank of China Limited - H Shares +	Banks	13,817,000	6,507,947
	Ping An Insurance (Group) Company of China Limited - H Shares +	Insurance	728,000	4,072,103
	Tencent Holdings Limited +	Software & Services	273,800	5,138,451
	WuXi PharmaTech (Cayman) Inc. ADR *	Pharmaceuticals, Biotechnology & Life Sciences	146,400	6,544,080

				32,683,617

	DENMARK (2.0%)
	PANDORA A/S +	Consumer Durables & Apparel	100,300	11,545,886

	FINLAND (0.7%)
	Wartsila OYJ +	Capital Goods	90,600	3,861,564

	FRANCE (8.2%)
	Arkema SA +	Materials	47,900	3,499,373
	Cap Gemini SA +	Software & Services	73,700	6,554,569
	Christian Dior SA +	Consumer Durables & Apparel	39,950	7,852,571
	Compagnie Generale des Etablissements Michelin +	Automobiles & Components	58,600	5,830,636
	Eiffage +	Capital Goods	53,300	3,324,725
	Electricite de France +	Utilities	58,400	1,086,178
	Safran SA +	Capital Goods	73,400	5,570,196
	Societe Generale +	Banks	144,700	6,718,433
	Total SA +	Energy	137,400	6,658,328

				47,095,009

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2015

Country	Issue	Industry	Shares	Value (US$)

	GERMANY (5.5%)
	Bayer Aktiengesellschaft +	Materials	65,100	$ 8,689,552
	Continental Aktiengesellschaft +	Automobiles & Components	27,000	6,491,442
	Deutsche Boerse AG +	Diversified Financials	28,000	2,577,244
	Fresenius Medical Care AG & Co. KGaA +	Health Care Equipment & Services	31,000	2,792,678
	Fresenius SE & Co KGaA +	Health Care Equipment & Services	37,000	2,714,693
	Hochtief AG +	Capital Goods	36,800	3,425,542
	Muenchener Rueckversicherungs-Gesellschaft AG +	Insurance	24,000	4,790,446

				31,481,597

	HONG KONG (6.3%)
	AIA Group Limited +	Insurance	643,400	3,757,010
	Beijing Enterprises Holdings Limited +	Capital Goods	505,200	3,186,901
	China Unicom (Hong Kong) Limited +	Telecommunication Services	2,824,000	3,460,742
	CK Hutchison Holdings Limited +	Capital Goods	1,150,232	15,713,014
	Haier Electronics Group Co., Ltd. +	Consumer Durables & Apparel	1,116,000	2,153,742
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	2,043,000	7,456,409

				35,727,818

	INDIA (2.6%)
	Infosys Limited ADR #	Software & Services	531,100	9,644,776
	Power Finance Corporation Limited +	Diversified Financials	1,435,000	5,250,950

				14,895,726

	INDONESIA (0.3%)
	PT Bank Rakyat Indonesia (Persero) Tbk +	Banks	2,591,700	1,979,351

	IRELAND (2.1%)
	CRH PLC +	Materials	149,000	4,068,212
	Ryanair Holdings PLC +	Transportation	526,890	7,803,667

				11,871,879

	ITALY (1.3%)
	Intesa Sanpaolo S.p.A. +	Banks	2,068,500	7,211,097

	JAPAN (20.0%)
	Astellas Pharma Inc. +	Pharmaceuticals, Biotechnology & Life Sciences	404,000	5,840,474
	Hitachi, Ltd. +	Technology Hardware & Equipment	1,018,000	5,847,888
	HONDA MOTOR CO., LTD. +	Automobiles & Components	184,000	6,108,771
	ITOCHU Corporation +	Capital Goods	997,300	12,422,489
	Japan Tobacco Inc. +	Food, Beverage & Tobacco	277,000	9,569,544
	Kansai Paint Co., Ltd. +	Materials	328,000	4,974,556

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

	JAPAN (CONT.)
	Mitsubishi UFJ Financial Group, Inc. +	Banks	2,119,100	$ 13,702,705
	NIPPON TELEGRAPH AND TELEPHONE CORPORATION +	Telecommunication Services	154,600	5,677,400
	Nissan Motor Co., Ltd. +	Automobiles & Components	721,300	7,483,407
	Nomura Holdings, Inc. +	Diversified Financials	1,168,800	7,322,602
	ORIX Corporation +	Diversified Financials	343,600	5,023,450
	Sekisui House, Ltd. +	Consumer Durables & Apparel	357,000	5,922,442
	SoftBank Corp. +	Telecommunication Services	127,800	7,113,374
	Sundrug Co., Ltd. +	Food & Staples Retailing	135,500	7,132,505
	TDK CORPORATION +	Technology Hardware & Equipment	82,300	5,220,700
	Tokio Marine Holdings, Inc. +	Insurance	119,800	4,589,231

				113,951,538

	MEXICO (0.8%)
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	841,900	4,507,211

	NETHERLANDS (5.8%)
	ASML Holding N.V. +	Semiconductors & Semiconductor Equipment	47,800	4,431,147
	Heineken NV +	Food, Beverage & Tobacco	86,700	7,905,203
	ING Groep N.V. GDR +	Diversified Financials	640,200	9,284,433
	Koninklijke Ahold N.V. +	Food & Staples Retailing	218,600	4,440,426
	Randstad Holding nv +	Commercial & Professional Services	115,600	6,884,686

				32,945,895

	PANAMA (0.8%)
	Banco Latinoamericano de Comercio Exterior, S.A.	Banks	168,000	4,541,040

	SINGAPORE (1.0%)
	United Overseas Bank Limited +	Banks	390,000	5,652,939

	SOUTH AFRICA (3.6%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	127,100	2,850,490
	FirstRand Limited +	Diversified Financials	953,700	3,494,822
	Mondi Ltd +	Materials	130,400	3,029,483
	Remgro Limited +	Diversified Financials	392,200	7,839,028
	Steinhoff International Holdings Limited +	Consumer Durables & Apparel	521,100	3,189,081

				20,402,904

The accompanying notes are an integral part of these financial statements

16	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2015

Country	Issue	Industry	Shares	Value (US$)

SOUTH KOREA (1.8%)
	Korea Electric Power Corporation +	Utilities	109,200	$ 4,916,505
	LG Display Co., Ltd. +	Technology Hardware & Equipment	134,100	2,555,490
	SK Telecom Co., Ltd. +	Telecommunication Services	13,500	2,860,594

				10,332,589

SPAIN (2.1%)
	Banco Santander, S.A. +	Banks	972,700	5,447,023
	Grifols, S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	138,800	6,432,748

				11,879,771

SWITZERLAND (2.6%)
	Roche Holding AG +	Pharmaceuticals, Biotechnology & Life Sciences	30,500	8,261,294
	UBS Group AG +	Diversified Financials	327,000	6,526,226

				14,787,520

TAIWAN (2.7%)
	Catcher Technology Co., Ltd +	Technology Hardware & Equipment	401,000	3,910,302
	Pegatron Corporation +	Technology Hardware & Equipment	1,375,000	3,345,434
	Taiwan Semiconductor Manufacturing Company Ltd. ADR #	Semiconductors & Semiconductor Equipment	366,700	8,052,732

				15,308,468

UNITED KINGDOM (15.6%)
	BP p.l.c. +	Energy	1,907,800	11,324,088
	British American Tobacco p.l.c. +	Food, Beverage & Tobacco	255,800	15,183,013
	BT Group plc +	Telecommunication Services	1,452,000	10,380,669
	easyJet plc +	Transportation	173,500	4,671,017
	Experian PLC +	Commercial & Professional Services	313,900	5,352,556
	International Consolidated Airlines Group SA +	Transportation	618,500	5,539,595
	Next Plc +	Retailing	26,000	3,199,967
	Provident Financial plc +	Diversified Financials	106,600	5,693,849
	Reed Elsevier NV +	Media	319,904	5,456,477
	Schroders PLC +	Diversified Financials	53,100	2,437,474
	Smith & Nephew PLC +	Health Care Equipment & Services	274,100	4,677,993
	Taylor Wimpey plc +	Consumer Durables & Apparel	1,031,000	3,139,580
	WH Smith PLC +	Retailing	462,800	12,145,387

				89,201,665

Total Common Stocks		(Cost $509,097,997)		553,587,723

The accompanying notes are an integral part of these financial statements

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

PREFERRED STOCKS (1.7%)

BRAZIL (0.4%)
	Banco Bradesco S.A.	Banks	420,680	$ 2,290,721

GERMANY (1.3%)
	Henkel AG & Co. KGaA +	Household & Personal Products	70,300	7,628,961

Total Preferred Stocks		(Cost $10,310,682)		9,919,682

HELD AS COLLATERAL FOR SECURITIES LENDING (3.2%)

U.S. GOVERNMENT OBLIGATIONS (3.2%)
			Principal Amount
	U.S. Treasury Notes:
	3.125% due 01/31/2017		$72,789	$75,715
	0.500% due 02/28/2017		109,698	109,698
	0.625% due 06/30/2017		29,619	29,667
	2.375% due 07/31/2017		38,394	39,749
	0.625% due 08/31/2017		226,578	226,465
	0.625% due 09/30/2017		274,246	273,801
	1.000% due 12/15/2017		135,349	135,883
	2.750% due 12/31/2017		172,409	181,173
	3.500% due 02/15/2018		53,021	56,582
	2.375% due 06/30/2018		752,195	785,952
	3.750% due 11/15/2018		25,861	28,404
	1.375% due 02/28/2019		44,611	45,022
	1.625% due 03/31/2019		548,492	557,111
	1.625% due 04/30/2019		9,507	9,638
	1.625% due 07/31/2019		62,162	63,154
	3.625% due 08/15/2019		365,661	399,764
	1.750% due 09/30/2019		811,768	825,800
	1.500% due 10/31/2019		359,080	363,704
	1.500% due 11/30/2019		731,323	739,429
	1.625% due 12/31/2019		131,249	133,142
	1.250% due 01/31/2020		255,963	254,974
	3.500% due 05/15/2020		340,065	375,454
	1.750% due 10/31/2020		36,566	36,898
	2.625% due 11/15/2020		36,091	38,346
	3.625% due 02/15/2021		16,820	18,651
	2.000% due 02/28/2021		719,622	736,148
	2.250% due 04/30/2021		54,849	56,579
	3.125% due 05/15/2021		509,329	555,648
	2.000% due 05/31/2021		597,856	613,241
	2.125% due 06/30/2021		105,383	108,620
	2.000% due 08/31/2021		165,645	168,671
	2.125% due 09/30/2021		482,673	493,794

The accompanying notes are an integral part of these financial statements

18	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2015

Country	Issue	Industry	Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	2.125% due 12/31/2021		$ 85,930	$ 88,198
	2.000% due 02/15/2022		117,012	118,941
	1.750% due 02/28/2022		92,512	92,384
	1.750% due 03/31/2022		381,227	379,746
	1.750% due 04/30/2022		58,506	58,149
	1.750% due 05/15/2022		31,132	31,185
	2.125% due 06/30/2022		601,510	615,928
	1.875% due 08/31/2022		64,120	64,307
	2.000% due 02/15/2023		473,532	478,196
	1.750% due 05/15/2023		39,869	39,567
	2.750% due 11/15/2023		432,212	461,833
	2.750% due 02/15/2024		119,112	126,294
	2.500% due 05/15/2024		1,386,266	1,448,928
	2.375% due 08/15/2024		164,548	169,083
	2.250% due 11/15/2024		549,955	561,652
	2.125% due 05/15/2025		25,596	25,797

				13,297,065
	U.S. TIPS:
	0.125% due 04/15/2017		424,167	444,874
	0.125% due 04/15/2020		18,062	18,245

				463,119
	U.S. Treasury Bonds:
	8.750% due 08/15/2020		48,999	66,280
	7.625% due 02/15/2025		127,982	190,065
	6.000% due 02/15/2026		419,414	573,490
	6.625% due 02/15/2027		482,673	701,392
	5.500% due 08/15/2028		172,958	235,160
	5.250% due 02/15/2029		54,849	73,368
	5.375% due 02/15/2031		54,849	75,983
	3.125% due 11/15/2041		182,831	194,173
	3.125% due 02/15/2042		365,661	385,170
	2.750% due 08/15/2042		93,975	91,583
	3.125% due 02/15/2043		599,685	627,588
	3.625% due 02/15/2044		688,540	791,387
	3.125% due 08/15/2044		196,360	204,998
	2.500% due 02/15/2045		177,346	162,480

				4,373,117

Total U.S. Government Obligations		(Cost $18,133,301)		18,133,301

The accompanying notes are an integral part of these financial statements

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Thomas White International Fund

Country	Issue	Industry	Principal Amount	Value (US$)

SHORT TERM INVESTMENTS (0.0%)

U.S. GOVERNMENT OBLIGATIONS (0.0%)
	U.S. Treasury Notes:
	0.500% due 07/31/2016		$95,072	$95,264
	0.500% due 08/31/2016		25,596	25,637

				120,901

Total Short Term Investments		(Cost $120,901)		120,901

Total held as collateral for securities lending		(Cost $18,254,202)		$18,254,202

Total Investments	102.0%	(Cost $537,662,881)		$581,761,607
Other Assets, Less Liabilities	(2.0)%			(11,578,648)
Total Net Assets:	100.0%			$570,182,959

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2015 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

ADR	- American Depositary Receipt

GDR	- Global Depositary Receipt

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

20	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2015

The following table summarizes the inputs used, as of October 31, 2015, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$-------	$15,583,770	$-------	$15,583,770
Brazil	914,423	-------	-------	914,423
Canada	15,224,446	-------	-------	15,224,446
China	16,965,116	15,718,501	-------	32,683,617
Denmark	-------	11,545,886	-------	11,545,886
Finland	-------	3,861,564	-------	3,861,564
France	-------	47,095,009	-------	47,095,009
Germany	-------	31,481,597	-------	31,481,597
Hong Kong	-------	35,727,818	-------	35,727,818
India	9,644,776	5,250,950	-------	14,895,726
Indonesia	-------	1,979,351	-------	1,979,351
Ireland	-------	11,871,879	-------	11,871,879
Italy	-------	7,211,097	-------	7,211,097
Japan	-------	113,951,538	-------	113,951,538
Mexico	4,507,211	-------	-------	4,507,211
Netherlands	-------	32,945,895	-------	32,945,895
Panama	4,541,040	-------	-------	4,541,040
Singapore	-------	5,652,939	-------	5,652,939
South Africa	-------	20,402,904	-------	20,402,904
South Korea	-------	10,332,589	-------	10,332,589
Spain	-------	11,879,771	-------	11,879,771
Switzerland	-------	14,787,520	-------	14,787,520
Taiwan	8,052,732	7,255,736	-------	15,308,468
United Kingdom	-------	89,201,665	-------	89,201,665
Total Common Stocks	$59,849,744	$493,737,979	$-------	$553,587,723
Preferred Stocks
Brazil	$2,290,721	$-------	$-------	$2,290,721
Germany	-------	7,628,961	-------	7,628,961
Total Preferred Stocks	$2,290,721	$7,628,961	$-------	$9,919,682
U.S. Government Obligations	$-------	$18,133,301	$-------	$18,133,301
Short Term Investments	$-------	$120,901	$-------	$120,901
Total Investments	$62,140,465	$519,621,142	$-------	$581,761,607

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	21

Thomas White International Fund

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

22	www.thomaswhitefunds.com

THOMAS WHITE EMERGING MARKETS FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.34%	1.30%	1.35%
Class I	None	None	None	None	1.09%	1.26%	1.10%
Class A	5.75%	None	Up to 0.25%	0.25%	1.59%	1.72%	1.60%
Class C	None	1.00% within 12 months	None	1.00%	2.09%	2.26%	2.10%

1 In the absence of the fee deferral/expense reimbursement arrangement for the Emerging Markets Fund, the ratio of expenses to average net assets would have been 1.27% for Investor Class shares, 1.25% for Class I shares, 1.66% for Class A shares and 2.26% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.34%, 1.09%, 1.59% and 2.09%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2016. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$9.46	$4.2 million	2.00% within 60 days	27%
Class I	$9.52	$79.7 million
Class A	$9.46	$53.3 thousand
Class C	$9.42	$201.0 thousand

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THOMAS WHITE EMERGING MARKETS FUND

Average Annual Returns as of October 31, 2015 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	Since Inception (6/28/2010)*
Investor Class shares (TWEMX)	None		-16.30%	-10.07%	-17.31%	-4.62%	-3.55%	0.14%
Class I shares[1] (TWIIX)	None		-16.19%	-9.91%	-17.06%	-4.40%	-3.40%	0.28%
Class A shares[2] (TWIAX)	Maximum 5.75% initial sales charge	With sales charge	-21.18%	-15.43%	-22.21%	-6.71%	-4.85%	-1.11%
		Excluding sales charge	-16.40%	-10.42%	-17.49%	-4.86%	-3.71%	-0.01%
Class C shares[3] (TWICX)	Maximum 1% deferred sales charge	With sales charge	-17.61%	-11.70%	-18.92%	-5.25%	-3.95%	-0.25%
		Excluding sales charge	-16.61%	-10.70%	-17.92%	-5.25%	-3.95%	-0.25%
MSCI Emerging Markets Index[4]	N/A		-17.75%	-9.45%	-14.53%	-2.87%	-2.80%	0.32%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns of each share class reflect differences in sales charges and expenses applicable to each class which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.30% (Investor Class), 1.26% (Class I), 1.72% (Class A) and 2.26% (Class C).

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OCTOBER 31, 2015

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through October 31, 2015. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +0.77% for the Fund’s Investor Class shares and +1.72% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 2010 was +0.14%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

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THOMAS WHITE EMERGING MARKETS FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

During the one-year period ended October 31, 2015, the Thomas White Emerging Markets Fund Investor Class Shares returned -17.31%, compared to

-14.53% for its benchmark MSCI Emerging Markets Index. Since its inception on June 28, 2010, the Fund’s Investor Class shares have returned +0.14% annualized, against +0.32% for the benchmark index.

Equity Prices Hurt by the Commodity Meltdown and Growth Concerns

Emerging market equity prices declined substantially during the one-year review period as energy and commodity prices slumped and investor fears about slower growth, especially in China, worsened. The rapid fall in prices of oil and industrial commodities surprised even the most pessimistic forecasters and roiled the resource exporting economies, including Brazil and Russia. The currencies of these countries plunged to multi-year lows during the first half of the review period, forcing their central banks to hike interest rates. Higher borrowing costs restricted domestic demand even further and forced both Russia and Brazil into recession. Most Latin American countries also saw a decline in growth rates and currency values.

Subdued Chinese industrial growth and export data triggered market fears that the world’s second largest economy was slowing faster than expected. Some of the policy measures by the Chinese government, such as the modest yuan devaluation, accentuated these concerns. As Chinese equity prices became more volatile, it was feared that the government’s ability to stabilize the economy had deteriorated. However, the steady 7% annualized Gross Domestic Product (GDP) growth rate for the first half of 2015 helped ease these fears and Chinese equity prices recovered during the third quarter.

Lower inflation levels allowed central banks in China and India to cut interest rates and reduce reserve requirements for banks. Cheaper borrowing costs helped sustain domestic demand in both countries this year. Retail sales in China expanded at over 10% during the first ten months of 2015, beating expectations.

Among other large emerging market countries, Indonesia continued to expand at close to 5%, despite the fall in commodity exports and increased currency volatility. Malaysia also saw a healthy growth rate during the first nine months of this year while Thailand’s economic growth was above expectations during the third quarter. South Africa’s economic growth moderated further as commodity exports continued to decline.

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OCTOBER 31, 2015

Portfolio Review

The Fund’s holdings in almost all sectors declined during the one-year review period. The energy sector was the worst affected, as oil prices dropped sharply, followed by industrials. Utilities, healthcare and technology outperformed as the earnings for companies in these sectors are less cyclical. Weak stock selection in the industrials, technology and energy sectors detracted from Fund returns relative to the benchmark. From a regional perspective, stock selection was negative across all regions, except South Africa, during the period.

NetEase, Inc., a leading Chinese provider of online gaming and advertising services, contributed the most to Fund returns during the one-year review period, helped by sustained growth in revenues and earnings. The correction in emerging market currencies benefited companies that sell their products and services in developed markets, but that have costs paid for in their local currencies. The Fund holdings that benefited from favorable currency movements included South African furniture manufacturer Steinhoff International Holdings as well as Mondi Limited, a manufacturer of packaging products also based in South Africa. Healthier U.S. demand for technology services and the cheaper currency helped India-based Infosys Limited, which provides technology and outsourcing services, outperform. Hong Kong-based property and infrastructure developer China Overseas Land and Investment, controlled by the Chinese government, also outperformed on expectations of stable real estate demand.

Brazilian lender Banco Bradesco SA detracted the most from Fund returns as the Brazilian central bank hiked interest rates even as the economy remained in a recession. South African generic drug manufacturer Aspen Pharmacare was negatively affected by the steep currency fall, even as the company continued to see revenue growth. The sharp fall in oil prices during the review period negatively affected the Fund’s energy holdings, including Brazilian energy producer Petrobras S.A. as well as Mexican industrial conglomerate Alfa S.A.B. de C.V., which has energy and petrochemicals businesses. Lenovo Group, one of the world’s leading manufacturers of personal computers and mobile devices, underperformed on concerns about weaker demand in China - its largest market.

Outlook for China and Select Other Emerging Economies More Stable

China and select other emerging market countries such as India and Indonesia could see stable economic growth trends in 2016. These countries are among the biggest beneficiaries of lower energy and commodity prices that have boosted consumer sentiment and improved government finances. India is the least exposed to weak export demand among the large emerging economies, while China and Indonesia are gradually moving to domestic demand driven growth. In addition, these countries have stable governments that are proactively addressing the structural problems that restrict long-term growth.

The Chinese government seems to be well aware of the risks associated with short-term fiscal stimulus measures, and has stayed

www.thomaswhitefunds.com	27

THOMAS WHITE EMERGING MARKETS FUND

away from substantially large policy actions to boost growth. The fiscal initiatives announced by the government recently, like tax cuts for small cars, have been well targeted to boost domestic demand. On the other hand, the Chinese central bank’s interest rate cuts and other monetary measures have been relatively more aggressive. These steps have started to reflect positively on credit demand growth, and should help sustain domestic consumption next year.

India’s government recently announced several new policy and reform measures that should help increase long-term economic growth. Low inflation risks have allowed the Indian central bank to lower interest rates more than expected this year, and further cuts are anticipated in 2016 as well. In contrast, the Indonesian central bank has so far kept its benchmark rate steady to prevent further currency weakness. Indonesia could have more flexibility to lower rates in 2016 if the currency stabilizes.

Brazil and Russia have seen declines in aggregate output this year as export realizations have fallen sharply. Both economies are likely to remain in recession in 2016 as well, though the decline should be less than this year. Their substantially lower currencies could support exports next year, but political risks remain high. Nevertheless, their large domestic economies should limit further weakness and provide the foundation for a future recovery.

We thank you for investing in the Thomas White Emerging Markets Fund.

28	www.thomaswhitefunds.com

OCTOBER 31, 2015

Portfolio Country and Industry Allocation as of October 31, 2015 (Unaudited)

Countries	% of TNA
Brazil	5.0%
Chile	0.4%
China	18.4%
Colombia	0.6%
Hong Kong	12.1%
India	7.3%
Indonesia	2.7%
Macau	0.7%
Malaysia	0.8%
Mexico	4.9%
Panama	2.2%
Philippines	2.2%
Poland	1.2%
Russia	1.8%
South Africa	12.1%
South Korea	12.0%
Taiwan	7.4%
Thailand	1.5%
Turkey	2.3%
Cash & Other	4.4%

Industries	% of TNA
Automobiles & Components	4.2%
Banks	17.7%
Capital Goods	3.8%
Consumer Durables & Apparel	4.7%
Consumer Services	0.7%
Diversified Financials	7.9%
Energy	2.8%
Food & Staples Retailing	0.8%
Food, Beverage & Tobacco	3.2%
Health Care Equipment & Services	2.0%
Household & Personal Products	0.6%
Insurance	5.6%
Materials	1.9%
Pharmaceuticals, Biotechnology & Life Sciences	3.1%
Real Estate	1.5%
Retailing	0.9%
Semiconductors & Semiconductor Equipment	6.2%
Software & Services	10.0%
Technology Hardware & Equipment	6.1%
Telecommunication Services	4.5%
Utilities	7.4%
Cash & Other	4.4%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

www.thomaswhitefunds.com	29

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

	COMMON STOCKS (93.3%)

	BRAZIL (3.3%)
	Embraer S.A.	Capital Goods	105,500	$773,629
	Hypermarcas S.A. *	Household & Personal Products	120,300	545,890
	JBS SA	Food, Beverage & Tobacco	195,800	723,483
	Ultrapar Participacoes S.A.	Energy	40,800	708,820

				2,751,822

	CHILE (0.4%)
	Banco de Chile	Banks	3,585,506	379,419

	CHINA (18.4%)
	Alibaba Group Holding Ltd. ADR * #	Software & Services	19,000	1,592,770
	Baidu, Inc. ADR *	Software & Services	5,300	993,591
	Bank of China Limited - H Shares +	Banks	5,000,100	2,355,098
	China Petroleum and Chemical Corporation (Sinopec) - H Shares +	Energy	1,194,000	861,139
	Hollysys Automation Technologies Ltd.	Technology Hardware & Equipment	49,800	1,065,222
	Lenovo Group Limited +	Technology Hardware & Equipment	1,139,000	1,056,509
	NetEase, Inc. ADR	Software & Services	15,900	2,298,027
	Ping An Insurance (Group) Company of China Limited - H Shares +	Insurance	294,200	1,645,622
	Sinopharm Group Co. Ltd. - H Shares +	Health Care Equipment & Services	286,800	1,181,243
	Tencent Holdings Limited +	Software & Services	59,900	1,124,153
	WuXi PharmaTech (Cayman) Inc. ADR *	Pharmaceuticals, Biotechnology & Life Sciences	29,100	1,300,770

				15,474,144

	HONG KONG (12.1%)
	AIA Group Limited +	Insurance	326,400	1,905,950
	Beijing Enterprises Holdings Limited +	Capital Goods	211,900	1,336,707
	China Overseas Land & Investment Limited +	Real Estate	388,000	1,249,687
	China Overseas Property Holdings Limited *	Real Estate	129,333	22,194
	China Unicom (Hong Kong) Limited +	Telecommunication Services	1,189,700	1,457,948
	Guangdong Investment Limited +	Utilities	1,338,500	1,881,574
	Haier Electronics Group Co., Ltd. +	Consumer Durables & Apparel	427,000	824,057
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	402,000	1,467,193

				10,145,310

	INDIA (7.3%)
	Axis Bank Limited +	Banks	113,300	821,460
	Infosys Limited +	Software & Services	24,800	430,374
	Infosys Limited ADR #	Software & Services	77,600	1,409,216
	NTPC Limited +	Utilities	574,100	1,163,702

The accompanying notes are an integral part of these financial statements

30	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2015

Country	Issue	Industry	Shares	Value (US$)

	INDIA (CONT.)
	Power Finance Corporation Limited +	Diversified Financials	267,800	$ 979,933
	Tata Motors Limited * +	Automobiles & Components	221,517	1,297,877

				6,102,562

	INDONESIA (2.7%)
	PT Astra International Tbk +	Automobiles & Components	1,696,500	727,333
	PT Bank Mandiri (Persero) Tbk +	Banks	885,600	560,021
	PT Bank Rakyat Indonesia (Persero) Tbk +	Banks	554,600	423,563
	PT United Tractors Tbk +	Capital Goods	425,000	560,699

				2,271,616

MACAU (0.7%)
	Sands China Ltd. +	Consumer Services	166,800	598,731

	MALAYSIA (0.8%)
	Hong Leong Financial Group Berhad +	Banks	202,800	665,184

	MEXICO (4.9%)
	Gentera S.A.B. de C.V.	Diversified Financials	438,800	805,991
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	333,800	1,787,038
	Grupo Financiero Inbursa, S.A.B de C.V.	Banks	378,900	759,277
	Grupo Sanborns S.A.B. de C.V.	Retailing	442,100	776,187

				4,128,493

	PANAMA (2.2%)
	Banco Latinoamericano de Comercio Exterior, S.A. #	Banks	68,500	1,851,555

	PHILIPPINES (2.2%)
	Alliance Global Group, Inc. +	Capital Goods	1,408,200	546,836
	Universal Robina Corporation +	Food, Beverage & Tobacco	311,100	1,327,488

				1,874,324

	POLAND (1.2%)
	Energa S.A. +	Utilities	132,600	566,082
	ING Bank Slaski S.A. +	Banks	15,200	475,849

				1,041,931

	RUSSIA (1.8%)
	LUKOIL PJSC GDR +	Energy	21,300	770,871
	Magnit OJSC GDR +	Food & Staples Retailing	15,700	713,097

				1,483,968

	SOUTH AFRICA (12.1%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	57,800	1,296,289
	FirstRand Limited +	Diversified Financials	320,700	1,175,201

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	31

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

SOUTH AFRICA (CONT.)
	Mediclinic International Limited +	Health Care Equipment & Services	58,318	$ 511,933
	Mondi Ltd +	Materials	67,400	1,565,853
	MTN Group Limited +	Telecommunication Services	35,975	409,565
	Remgro Limited +	Diversified Financials	122,100	2,440,452
	RMI Holdings +	Insurance	368,900	1,142,164
	Steinhoff International Holdings Limited +	Consumer Durables & Apparel	269,677	1,650,398

				10,191,855

SOUTH KOREA (12.0%)
	Hana Financial Group Inc. +	Banks	33,400	810,789
	Hyundai Motor Company +	Automobiles & Components	5,575	761,747
	KB Financial Group Inc. +	Banks	22,600	715,869
	Korea Electric Power Corporation +	Utilities	58,000	2,611,330
	LG Display Co., Ltd. +	Technology Hardware & Equipment	62,200	1,185,320
	NAVER Corporation +	Software & Services	1,118	586,418
	Samsung Electronics Co., Ltd. +	Semiconductors & Semiconductor Equipment	690	826,549
	SK Hynix Inc. +	Semiconductors & Semiconductor Equipment	27,000	721,287
	SK Telecom Co., Ltd. +	Telecommunication Services	8,875	1,880,576

				10,099,885

TAIWAN (7.4%)
	Catcher Technology Co., Ltd +	Technology Hardware & Equipment	114,000	1,111,657
	CTBC Financial Holding Company Ltd. +	Banks	1,309,091	716,157
	MediaTek Inc. +	Semiconductors & Semiconductor Equipment	93,000	721,936
	Pegatron Corporation +	Technology Hardware & Equipment	288,000	700,716
	Taiwan Semiconductor Manufacturing Company Ltd. +	Semiconductors & Semiconductor Equipment	697,000	2,945,917

				6,196,383

THAILAND (1.5%)
	Krung Thai Bank Public Company Limited +	Banks	1,102,250	577,970
	Thai Union Group Public Company Limited +	Food, Beverage & Tobacco	1,338,600	663,903

				1,241,873

The accompanying notes are an integral part of these financial statements

32	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2015

Country	Issue	Industry	Shares	Value (US$)

	TURKEY (2.3%)
	Haci Omer Sabanci Holding A.S. +	Diversified Financials	386,500	$ 1,225,597
	Tofas Turk Otomobil Fabrikasi A.S. +	Automobiles & Components	107,000	706,268

				1,931,865

Total Common Stocks		(Cost $83,448,205)		78,430,920

PREFERRED STOCKS (2.3%)

	BRAZIL (1.7%)
	Banco Bradesco S.A.	Banks	168,832	919,338
	Itau Unibanco Holding S.A.	Banks	73,590	505,096

				1,424,434

	COLOMBIA (0.6%)
	Banco Davivienda S.A.	Banks	63,100	518,827

Total Preferred Stocks		(Cost $3,674,831)		1,943,261

	SHORT TERM INVESTMENTS (4.6%)

	MONEY MARKET FUND (4.6%)
	Northern Institutional Treasury Portfolio, 0.01% (a)	(Cost $3,886,958)	3,886,958	$ 3,886,958

HELD AS COLLATERAL FOR SECURITIES LENDING (5.4%)

			Principal Amount
	U.S. GOVERNMENT OBLIGATIONS (1.6%)
	U.S. Treasury Notes:
	3.125% due 01/31/2017		$46	48
	0.500% due 02/28/2017		10,806	10,805
	0.625% due 06/30/2017		2,917	2,922
	2.375% due 07/31/2017		3,782	3,915
	0.625% due 08/31/2017		144	144
	0.625% due 09/30/2017		27,014	26,970
	1.000% due 12/15/2017		86	86
	2.750% due 12/31/2017		110	115
	3.500% due 02/15/2018		5,223	5,573
	2.375% due 06/30/2018		478	499
	3.750% due 11/15/2018		16	18
	1.375% due 02/28/2019		4,394	4,435
	1.625% due 03/31/2019		54,028	54,877
	1.625% due 04/30/2019		936	949
	1.625% due 07/31/2019		6,123	6,221
	3.625% due 08/15/2019		36,019	39,378
	1.750% due 09/30/2019		79,961	81,344

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	33

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	1.500% due 10/31/2019		$35,370	$ 35,826
	1.500% due 11/30/2019		72,037	72,836
	1.625% due 12/31/2019		12,609	12,790
	1.250% due 01/31/2020		25,213	25,116
	3.500% due 05/15/2020		33,497	36,983
	1.750% due 10/31/2020		3,602	3,635
	2.625% due 11/15/2020		23	24
	3.625% due 02/15/2021		1,657	1,837
	2.000% due 02/28/2021		70,885	72,513
	2.250% due 04/30/2021		5,403	5,573
	3.125% due 05/15/2021		323	353
	2.000% due 05/31/2021		58,891	60,406
	2.125% due 06/30/2021		67	69
	2.000% due 08/31/2021		16,316	16,614
	2.125% due 09/30/2021		47,545	48,640
	2.125% due 12/31/2021		8,464	8,688
	2.000% due 02/15/2022		11,526	11,716
	1.750% due 02/28/2022		9,113	9,100
	1.750% due 03/31/2022		36,029	35,889
	1.750% due 04/30/2022		5,763	5,728
	1.750% due 05/15/2022		20	20
	2.125% due 06/30/2022		382	391
	1.875% due 08/31/2022		41	41
	2.000% due 02/15/2023		46,644	47,104
	1.750% due 05/15/2023		1,099	1,091
	2.750% due 11/15/2023		42,574	45,492
	2.750% due 02/15/2024		756	801
	2.500% due 05/15/2024		880	920
	2.375% due 08/15/2024		16,208	16,655
	2.250% due 11/15/2024		54,172	55,324
	2.125% due 05/15/2025		2,521	2,541

				873,015
	U.S. TIPS:
	0.125% due 04/15/2017		41,782	43,821
	0.125% due 04/15/2020		12	12

				43,833
	U.S. Treasury Bonds:
	8.750% due 08/15/2020		4,826	6,529
	7.625% due 02/15/2025		12,606	18,722
	6.000% due 02/15/2026		41,313	56,490
	6.625% due 02/15/2027		47,545	69,089
	5.500% due 08/15/2028		17,037	23,164
	5.250% due 02/15/2029		5,403	7,227
	5.375% due 02/15/2031		5,403	7,485
	3.125% due 11/15/2041		18,009	19,127
	3.125% due 02/15/2042		36,019	37,940
	2.750% due 08/15/2042		9,257	9,021
	3.125% due 02/15/2043		59,071	61,819
	3.625% due 02/15/2044		67,823	77,954
	3.125% due 08/15/2044		19,342	20,193
	2.500% due 02/15/2045		17,469	16,005

				430,765

Total U.S. Government Obligations		(Cost $1,347,613)		1,347,613

The accompanying notes are an integral part of these financial statements

34	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2015

Country	Issue	Industry	Shares	Value (US$)

SHORT TERM INVESTMENTS (3.8%)

MONEY MARKET FUND (3.8%)
	Northern Institutional Liquid Asset Portfolio, 0.22% (a)		$3,204,741	$ 3,204,741

			Principal Amount
U.S. GOVERNMENT OBLIGATIONS (0.0%)
	U.S. Treasury Notes:
	0.500% due 07/31/2016		$9,365	9,384
	0.500% due 08/31/2016		2,521	2,525

				11,909

Total Short Term Investments		(Cost $3,216,650)		3,216,650

Total held as collateral for securities lending		(Cost $4,564,263)		$4,564,263

Total Investments	105.6%	(Cost $95,574,257)		$88,825,402
Other Assets, Less Liabilities	(5.6)%			(4,743,092)
Total Net Assets:	100.0%			$84,082,310

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2015 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

(a)	7-day yield

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	35

Thomas White Emerging Markets Fund

The following table summarizes the inputs used, as of October 31, 2015, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$2,751,822	$-------	$-------	$2,751,822
Chile	379,419	-------	-------	379,419
China	7,250,380	8,223,764	-------	15,474,144
Hong Kong	22,194	10,123,116	-------	10,145,310
India	1,409,216	4,693,346	-------	6,102,562
Indonesia	-------	2,271,616	-------	2,271,616
Macau	-------	598,731	-------	598,731
Malaysia	-------	665,184	-------	665,184
Mexico	4,128,493	-------	-------	4,128,493
Panama	1,851,555	-------	-------	1,851,555
Philippines	-------	1,874,324	-------	1,874,324
Poland	-------	1,041,931	-------	1,041,931
Russia	-------	1,483,968	-------	1,483,968
South Africa	-------	10,191,855	-------	10,191,855
South Korea	-------	10,099,885	-------	10,099,885
Taiwan	-------	6,196,383	-------	6,196,383
Thailand	-------	1,241,873	-------	1,241,873
Turkey	-------	1,931,865	-------	1,931,865
Total Common Stocks	$17,793,079	$60,637,841	$-------	$78,430,920
Preferred Stocks
Brazil	$1,424,434	$-------	$-------	$1,424,434
Colombia	518,827	-------	-------	518,827
Total Preferred Stocks	$1,943,261	$-------	$-------	$1,943,261
U.S. Government Obligations	$-------	$1,347,613	$-------	$1,347,613
Short Term Investments	$7,091,699	$11,909	$-------	$7,103,608
Total Investments	$26,828,039	$61,997,363	$-------	$88,825,402

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

36	www.thomaswhitefunds.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

	Unaudited		Administrative Services Fee	12b-1 Fees	Operating Expenses[1],3	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.18%	1.15%	1.24%

1 In the absence of the fee deferral/expense reimbursement arrangement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.18% for Investor Class shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 Thomas White International, Ltd. (“Advisor”) has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2016. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$15.60	$35.9 million	2.00% within 60 days	38%

www.thomaswhitefunds.com	37

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Average Annual Returns as of October 31, 2015 (Unaudited)
Class	6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/1999)
Investor Class shares (TWAOX)	0.96%	3.05%	6.69%	16.52%	12.94%	7.03%	8.10%
Russell Midcap Index[1]	-2.93%	-0.01%	2.77%	16.61%	13.91%	8.85%	9.25%
S&P 500 Index[1]	0.77%	2.70%	5.20%	16.20%	14.33%	7.85%	5.07%

1 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Investor Class Gross Expense Ratio, based on the most recent prospectus, is 1.15%.

38	www.thomaswhitefunds.com

OCTOBER 31, 2015

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, for the past 10 years through October 31, 2015. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +97.22% for the Fund’s Investor Class shares, +133.45% for the primary benchmark, and +112.89% for the secondary benchmark. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was +8.10%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	39

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund Investor Class shares returned +6.69% during the one-year period ended October 31, 2015 while the Fund’s primary benchmark, the Russell Midcap Index, returned +2.77% and the secondary benchmark S&P 500 Index returned +5.20% during the same period. Since its inception on March 4, 1999, the Fund’s annualized return has been +8.10%, compared to +9.25% for the primary benchmark and +5.07% for the secondary benchmark.

U.S. Economy Recovers from Winter Slowdown

In what has become a pattern in recent years, the U.S. economy weakened at the beginning of 2015 as harsh winter weather restricted business and consumer activity. Economic growth recovered strongly during the second quarter, as labor market gains boosted consumer spending. The pace of expansion moderated during the third quarter as businesses turned more cautious and lowered their inventory buildup. Nevertheless, consumer demand remained buoyant as fuel prices dipped and more jobs were added.

Despite the improved economic conditions, the U.S. Federal Reserve has delayed the much anticipated interest rate hike. The central bank turned more cautious about the possible negative effects of slower global growth and higher financial market volatility on the U.S. economy. Corporate earnings growth has also recovered during the last two quarters, except in sectors with higher international revenue exposure. Mergers and acquisition activity remained strong during the first three quarters of 2015, but has slowed more recently following political pressure against mergers that help reduce taxes for corporations.

Portfolio Review

The consumer discretionary and consumer staples sectors outperformed the most during the one-year review period ended October 31, 2015, helped by the sustained gains in domestic demand. Healthy earnings growth lifted the technology and communication sectors, while sectors such as materials and industrials were negatively affected by the weaker than expected trends in industrial activity and overseas demand. Lower allocation to the energy sector and higher allocation to the consumer discretionary sector benefited the Fund during the review period. Positive stock selection in technology, consumer staples and financials also helped Fund returns, relative to the benchmark.

Cable television services provider Cablevision Systems Corp. contributed the most to Fund returns during the one-year review period, as European telecom group Altice announced an acquisition offer for the company. Data management solutions

40	www.thomaswhitefunds.com

OCTOBER 31, 2015

provider DST Systems advanced after the company was able to achieve revenue and earnings growth, partly through strategic acquisitions. ON Semiconductor, a leading manufacturer of electronic chips used for industrial applications, benefited from the positive demand outlook. To strengthen its market position, ON Semiconductor recently announced the acquisition of its competitor Fairchild Semiconductor. Pharmacy services provider Omnicare, Inc. gained after larger competitor CVS Health acquired the company during the second quarter of this year. Global Payments, which provides electronic transaction processing services to businesses, outperformed on healthy revenue and earnings growth.

Railcar manufacturer Trinity Industries detracted from Fund returns on a weaker demand outlook for railcars to transport crude oil from Canada to the U.S. Terex Corporation, a manufacturer of lifting and material handling equipment, was negatively affected by the weaker demand outlook for its products. Generic drug maker Mylan N.V. lost value as the company has been embroiled in a hostile attempt to acquire Perrigo Co. Mylan shares have dropped in value since late July after it rejected a $40 billion acquisition offer from Israel’s Teva Pharmaceuticals. Oilfield services provider Weatherford International plc declined as low oil prices have led to reduced investments in energy exploration and production. Data analytics services provider Teradata Corp. was negatively affected by weaker than expected revenue gains and its decision to sell a business unit.

Higher Consumer Spending to Lift Aggregate U.S. Growth

Domestic consumer spending is likely to remain the primary driver of U.S. economic growth next year as low fuel prices and the strengthening labor markets continue to brighten consumer sentiment. Average retail gasoline prices declined to $2.3 per gallon during the last week of October this year, compared to $3.1 per gallon a year ago. Consumers have so far been cautious in spending their savings from lower fuel costs, possibly because the gains are seen as temporary. However, if oil prices remain low for extended periods, consumers are likely to grow more confident that cost savings are more sustainable. In addition, the labor market appears to be strengthening further, as confirmed by the better than expected October job additions. Wage growth, which is still modest compared to earlier economic recoveries, could improve as sustained demand growth encourages employers to step up hiring. These trends should help sustain the current growth rate in consumer spending.

After a short period of moderating, housing market activity has accelerated again in recent months. The most visible gains are in new construction activity, as builders have become more confident of sustained demand growth. Average home prices continue to gain across major cities as the supply of both previously-owned as well as new homes remains tight. Mortgage rates have remained relatively stable recently, and are much lower than historical averages.

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THOMAS WHITE AMERICAN OPPORTUNITIES FUND

External trade is unlikely to contribute positively to economic growth next year, as the U.S. Dollar is expected to strengthen against other major currencies. The relatively faster U.S. growth and the prospect of interest rate hikes by the Federal Reserve are likely to keep the dollar strong, especially against the euro if the European Central Bank expands its quantitative easing measures. While the stronger currency would make imports cheaper, U.S. exporters are likely to see their price competitiveness weaken. Subdued demand growth in the emerging economies is another headwind that could limit exports.

We thank you for investing in the Thomas White American Opportunities Fund.

42	www.thomaswhitefunds.com

OCTOBER 31, 2015

Portfolio Industry Allocation and Market Capitalization as of October 31, 2015 (Unaudited)

Industries	% of TNA
Automobiles & Components	2.8%
Banks	3.1%
Capital Goods	4.2%
Commercial & Professional Services	3.7%
Consumer Durables & Apparel	6.3%
Consumer Services	2.1%
Diversified Financials	4.6%
Energy	1.5%
Food & Staples Retailing	1.4%
Food, Beverage & Tobacco	3.8%
Health Care Equipment & Services	8.6%
Insurance	4.6%
Materials	8.2%
Media	1.6%

Industries	% of TNA
Pharmaceuticals, Biotechnology & Life Sciences	2.6%
REITS	5.4%
Retailing	6.6%
Semiconductors & Semiconductor Equipment	3.2%
Software & Services	8.0%
Technology Hardware & Equipment	3.3%
Telecommunication Services	1.3%
Transportation	5.9%
Utilities	6.2%
Cash & Other	1.0%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.2 billion)	28.0%
Mid Cap ($2.3-$15.2 billion)	71.0%
Small Cap (under $2.3 billion)	0.0%
Cash & Other	1.0%

100.0%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of Fund holdings, please refer to the Investment Portfolio section of this report.

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

COMMON STOCKS (99.0%)

AUTOMOBILES & COMPONENTS (2.8%)
	Autoliv, Inc.	2,800	$339,472
	Thor Industries, Inc.	4,550	246,064
	Visteon Corporation *	3,800	414,466

			1,000,002

BANKS (3.1%)
	Associated Banc-Corp	19,500	377,130
	East West Bancorp, Inc.	9,450	381,685
	SunTrust Banks, Inc.	8,400	348,768

			1,107,583

CAPITAL GOODS (4.2%)
	Huntington Ingalls Industries, Inc.	3,200	383,808
	Regal-Beloit Corporation	5,600	357,224
	Spirit AeroSystems Holdings, Inc. - Class A *	8,700	458,838
	W.W. Grainger, Inc.	1,400	294,000

			1,493,870

COMMERCIAL & PROFESSIONAL SERVICES (3.7%)
	The ADT Corporation	11,000	363,440
	Copart, Inc. *	9,400	340,374
	Republic Services, Inc.	14,300	625,482

			1,329,296

CONSUMER DURABLES & APPAREL (6.3%)
	Hanesbrands Inc.	26,600	849,604
	Lennar Corporation - Class A	11,650	583,316
	NVR, Inc. *	325	532,272
	Under Armour, Inc. *	3,300	313,764

			2,278,956

CONSUMER SERVICES (2.1%)
	Chipotle Mexican Grill, Inc. *	850	544,196
	MGM Resorts International *	9,000	208,710

			752,906

DIVERSIFIED FINANCIALS (4.6%)
	Ameriprise Financial, Inc.	6,900	795,984
	Invesco, Ltd.	12,000	398,040
	SEI Investments Company	8,550	443,061

			1,637,085

ENERGY (1.5%)
	Valero Energy Corporation	8,300	547,136

FOOD & STAPLES RETAILING (1.4%)
	The Kroger Co.	13,800	521,640

FOOD, BEVERAGE & TOBACCO (3.8%)
	Coca-Cola Enterprises, Inc.	7,000	359,380
	ConAgra Foods Inc.	13,350	541,343
	Molson Coors Brewing Company - Class B	2,400	211,440
	Reynolds American Inc.	5,410	261,411

			1,373,574

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2015

Industry	Issue	Shares	Value

HEALTH CARE EQUIPMENT & SERVICES (8.6%)
	AmerisourceBergen Corporation	5,600	$540,456
	The Cooper Companies, Inc.	2,700	411,372
	Humana, Inc.	2,800	500,164
	Laboratory Corporation of America Holdings *	5,120	628,429
	St. Jude Medical, Inc.	4,500	287,145
	Zimmer Biomet Holdings, Inc.	6,850	716,304

			3,083,870

INSURANCE (4.6%)
	Assurant, Inc.	4,600	375,038
	Everest Re Group, Ltd.	1,700	302,549
	The Hartford Financial Services Group, Inc.	12,000	555,120
	Lincoln National Corporation	8,100	433,431

			1,666,138

MATERIALS (8.2%)
	AptarGroup, Inc.	5,100	375,156
	Ball Corporation	9,400	643,900
	Celanese Corporation - Series A	4,700	333,935
	The Scotts Miracle-Gro Company - Class A	9,000	595,440
	The Sherwin-Williams Company	1,250	333,537
	Silgan Holdings Inc.	6,500	330,655
	The Valspar Corporation	3,900	315,705

			2,928,328

MEDIA (1.6%)
	Cablevision Systems Corporation - Class A	18,000	586,620

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (2.6%)
	Jazz Pharmaceuticals Public Limited Company *	2,500	343,200
	Mylan NV *	13,150	579,784

			922,984

REITS (5.4%)
	Brixmor Property Group, Inc.	14,400	368,928
	Host Hotels & Resorts Inc.	15,000	259,950
	Jones Lang LaSalle Incorporated	2,400	400,104
	LaSalle Hotel Properties	9,400	276,454
	Spirit Realty Capital, Inc.	29,800	303,364
	Welltower Inc.	4,900	317,863

			1,926,663

RETAILING (6.6%)
	AutoNation, Inc. *	10,050	635,060
	AutoZone, Inc. *	700	549,087
	Foot Locker, Inc.	10,600	718,150
	Ulta Salon, Cosmetics & Fragrance, Inc. *	2,600	452,296

			2,354,593

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
	ON Semiconductor Corporation *	56,900	$625,900
	Xilinx, Inc.	10,650	507,153

			1,133,053

SOFTWARE & SERVICES (8.0%)
	Cadence Design Systems, Inc. *	17,900	397,738
	DST Systems, Inc.	8,350	1,019,953
	Global Payments Inc.	2,900	395,589
	SolarWinds, Inc. *	8,400	487,452
	Solera Holdings Inc.	6,450	352,557
	Teradata Corporation *	8,000	224,880

			2,878,169

TECHNOLOGY HARDWARE & EQUIPMENT (3.3%)
	Arrow Electronics, Inc. *	6,500	357,435
	F5 Networks, Inc. *	3,950	435,290
	NetApp, Inc.	11,250	382,500

			1,175,225

TELECOMMUNICATION SERVICES (1.3%)
	Telephone and Data Systems, Inc.	16,800	481,152

TRANSPORTATION (5.9%)
	Alaska Air Group, Inc.	5,050	385,062
	American Airlines Group Inc.	8,400	388,248
	Delta Air Lines, Inc.	11,400	579,576
	Hertz Global Holdings, Inc. *	17,200	335,400
	Ryder System, Inc.	6,100	437,858

			2,126,144

UTILITIES (6.2%)
	Ameren Corporation	8,200	358,176
	CMS Energy Corporation	12,850	463,499
	DTE Energy Company	7,000	571,130
	Great Plains Energy Incorporated	17,950	493,625
	National Fuel Gas Company	6,400	336,192

			2,222,622

Total Common Stocks		(Cost $27,825,716)	35,527,609

Total Investments	99.0%	(Cost $27,825,716)	$35,527,609
Other Assets, Less Liabilities	1.0%		347,363
Total Net Assets:	100.0%		$35,874,972

*	Non-Income Producing Securities

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2015

The following table summarizes the inputs used, as of October 31, 2015, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$1,000,002	$-------	$-------	$1,000,002
Banks	1,107,583	-------	-------	1,107,583
Capital Goods	1,493,870	-------	-------	1,493,870
Commercial & Professional Services	1,329,296	-------	-------	1,329,296
Consumer Durables & Apparel	2,278,956	-------	-------	2,278,956
Consumer Services	752,906	-------	-------	752,906
Diversified Financials	1,637,085	-------	-------	1,637,085
Energy	547,136	-------	-------	547,136
Food & Staples Retailing	521,640	-------	-------	521,640
Food, Beverage & Tobacco	1,373,574	-------	-------	1,373,574
Health Care Equipment & Services	3,083,870	-------	-------	3,083,870
Insurance	1,666,138	-------	-------	1,666,138
Materials	2,928,328	-------	-------	2,928,328
Media	586,620	-------	-------	586,620
Pharmaceuticals, Biotechnology & Life Sciences	922,984	-------	-------	922,984
REITS	1,926,663	-------	-------	1,926,663
Retailing	2,354,593	-------	-------	2,354,593
Semiconductors & Semiconductor Equipment	1,133,053	-------	-------	1,133,053
Software & Services	2,878,169	-------	-------	2,878,169
Technology Hardware & Equipment	1,175,225	-------	-------	1,175,225
Telecommunication Services	481,152	-------	-------	481,152
Transportation	2,126,144	-------	-------	2,126,144
Utilities	2,222,622	-------	-------	2,222,622
Total Common Stocks	$35,527,609	$-------	$-------	$35,527,609
Total Investments	$35,527,609	$-------	$-------	$35,527,609

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

No transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2015

	International Fund		Emerging Markets Fund		American Opportunities Fund
ASSETS:
Investments in securities at market value [1]	$	581,761,607	$	88,825,402	$	35,527,609
Foreign currency [2]		6		-------		-------
Cash		4,536,954		-------		382,974
Receivables:
Securities Lending		8,011		10,260		-------
Dividends and interest		1,295,816		28,330		15,656
Reclaims		1,767,956		30,078		-------
Fund shares sold		271,743		648		3,200
Prepaid expenses		49,749		26,928		2,604
Total assets		589,691,842		88,921,646		35,932,043

LIABILITIES:
Management and administrative fees payable		455,154		45,428		25,389
Business management fees payable		36,208		4,256		1,716
Trustee fees payable		2,071		-------		-------
Accrued expenses		372,827		70,823		29,966
Payable for fund shares redeemed		381,898		153,838		-------
Distribution fees (See Note 5)		6,523		728		-------
Collateral on loaned securities (See Note 1) [3]		18,254,202		4,564,263		-------
Total liabilities		19,508,883		4,839,336		57,071
Net Assets	$	570,182,959	$	84,082,310	$	35,874,972

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$	557,510,209	$	96,638,756	$	28,157,882
Accumulated net investment income		134,419		342		20,675
Accumulated net realized loss		(31,325,212)		(5,804,834)		(5,478)
Net unrealized appreciation/(depreciation) on:
Investments and foreign currency translations		44,098,726		(6,748,855)		7,701,893
Other assets and liabilities denominated in foreign currency		(235,183)		(3,099)		-------
Net Assets	$	570,182,959	$	84,082,310	$	35,874,972
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2015

	International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTOR CLASS SHARES
Net assets	$	268,518,067	$	4,171,937	$	35,874,972
Shares outstanding [4]		17,029,731		440,838		2,299,065
Net asset value and offering price per share	$	15.77	$	9.46	$	15.60

CLASS I SHARES
Net assets	$	300,331,115	$	79,656,068
Shares outstanding [4]		19,029,485		8,365,434
Net asset value and offering price per share	$	15.78	$	9.52

CLASS A SHARES
Net assets	$	906,655	$	53,267
Shares outstanding [4]		57,722		5,630
Net asset value and offering price per share	$	15.71	$	9.46
Maximum offering price per share	$	16.67	$	10.04

CLASS C SHARES
Net assets	$	427,122	$	201,038
Shares outstanding [4]		27,164		21,338
Net asset value and offering (may be subject to contingent deferred sales charge) price per share	$	15.72	$	9.42

1 Cost Basis of Investments:

International Fund: $537,662,881 including Security Lending collateral of $18,254,202

Emerging Markets Fund: $95,574,257 including Security Lending collateral of $4,564,263

American Opportunities Fund: $27,825,716

2 Cost Basis of Cash denominated in foreign currencies: International Fund: $6 Emerging Markets Fund: $0
3 Value of securities out on loan at 10/31/2015: International Fund: $17,892,921 Emerging Markets Fund: $4,467,012
4 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2015

		International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends [1]	$	16,582,056	$	1,752,927	$	600,568
Interest		53		2,430		-------
Securities lending income (Note 1)		38,703		16,817		-------
Total investment income		16,620,812		1,772,174		600,568
Expenses:
Investment management fees (Note 4)		5,891,075		707,299		300,639
Business management fees (Note 4)		242,574		29,124		12,379
Accounting and administration fees		392,388		53,967		23,992
Custodian fees		224,342		59,718		8,306
Transfer agent fees		172,935		57,924		15,571
Trustees’ fees and expenses		89,986		9,256		4,052
Audit fees and expenses		24,105		21,120		14,790
Registration fees		76,940		56,429		16,762
Printing expenses		83,758		7,987		4,099
Legal fees and expenses		152,884		16,425		8,590
Distribution expense (Note 5):
Class A Shares		1,794		168		-------
Class C Shares		4,600		1,608		-------
Administrative Service Fee:
Investor Class Shares		772,622		902		3,012
Class A Shares		593		103		-------
Other expenses		121,655		25,720		6,180
Total expenses		8,252,251		1,047,750		418,372
Reimbursement from Investment Manager (Note 4)		(545,302)		(123,831)		-------
Net expenses		7,706,949		923,919		418,372
Net investment income		8,913,863		848,255		182,196

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) on investments & foreign currency transactions		(32,039,924)		(4,730,678)		2,536,826
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions		(16,628,429)		(12,628,182)		(462,319)
Net gain (loss) on investments		(48,668,353)		(17,358,860)		2,074,507
Net increase (decrease) in net assets from operations	$	(39,754,490)	$	(16,510,605)	$	2,256,703
1 Net of foreign taxes withheld of: International Fund: $2,154,869 Emerging Markets Fund: $211,033 American Opportunities Fund: $40
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund
	Year Ended October 31, 2015			Year Ended October 31, 2014
Change in net assets from operations:
Net investment income	$	8,913,863	$	13,009,300
Net realized gain (loss) on investments		(32,039,924)		58,838,488
Net unrealized appreciation / depreciation on investments and foreign currency transactions		(16,628,429)		(96,645,567)
Net decrease in net assets from operations		(39,754,490)		(24,797,779)
Distribution to Investor Class Shareholders:
From net investment income		(3,398,593)		(5,185,754)
From realized gain		-------		(26,486,414)
Distribution to Class I Shareholders:
From net investment income		(4,651,963)		(7,460,753)
From realized gain		-------		(32,452,160)
Distribution to Class A Shareholders:
From net investment income		(11,771)		(3,338)
From realized gain		-------		(18,629)
Distribution to Class C Shareholders:
From net investment income		(2,405)		(4,003)
From realized gain		-------		(45,015)
Total distributions		(8,064,732)		(71,656,066)
Fund share transactions (Note 3)		(195,414,285)		22,039,588
Total decrease		(243,233,507)		(74,414,257)
Net assets:
Beginning of period		813,416,466		887,830,723
End of period	$	570,182,959	$	813,416,466
Undistributed net investment income	$	134,419	$	51
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	Emerging Markets Fund
	Year Ended October 31, 2015		Year Ended October 31, 2014
Change in net assets from operations:
Net investment income	$	848,255	$	881,156
Net realized gain (loss) on investments		(4,730,678)		140,785
Net unrealized appreciation / depreciation on investments and foreign currency transactions		(12,628,182)		260,106
Net increase (decrease) in net assets from operations		(16,510,605)		1,282,047
Distribution to Investor Class Shareholders:
From net investment income		(40,074)		(52,666)
Distribution to Class I Shareholders:
From net investment income		(782,686)		(797,544)
Distribution to Class A Shareholders:
From net investment income		(258)		(595)
Distribution to Class C Shareholders:
From net investment income		(422)		(257)
Total distributions		(823,440)		(851,062)
Fund share transactions (Note 3)		19,415,761		41,045,864
Total increase (decrease)		2,081,716		41,476,849
Net assets:
Beginning of period		82,000,594		40,523,745
End of period	$	84,082,310	$	82,000,594
Undistributed net investment income (loss)	$	342	$	(3,602)
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	American Opportunities Fund
	Year Ended October 31, 2015		Year Ended October 31, 2014
Change in net assets from operations:
Net investment income	$	182,196	$	143,093
Net realized gain on investments		2,536,826		2,872,207
Net unrealized appreciation / depreciation on investments and foreign currency transactions		(462,319)		1,459,703
Net increase (decrease) in net assets from operations		2,256,703		4,475,003
Distribution to Investor Class Shareholders:
From net investment income		(151,429)		(127,501)
From realized gain		(2,568,561)		(2,899,401)
Total distributions		(2,719,990)		(3,026,902)
Fund share transactions (Note 3)		2,508,044		3,243,676
Total increase		2,044,757		4,691,777
Net assets:
Beginning of period		33,830,215		29,138,438
End of period	$	35,874,972	$	33,830,215
Undistributed net investment income	$	20,675	$	13,476
The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements Year Ended October 31, 2015

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares (collectively referred to as the “Funds”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations with the sale of Investor Class shares on June 28, 2010 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. The Class A shares and Class C shares are subject to a distribution and service (12b-1) fee of 0.25% and 1.00%, respectively. Class A shares have a maximum front-end sales charge of 5.75% that is included in the offering price of the Class A shares. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within 12 months of purchase. The investment objective of each Fund is to seek long-term capital growth. The International Fund invests in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund invests in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and ask price. Securities for which market quotations are not readily available are valued at fair value under the Trust’s Valuation Procedures as determined by management and approved in good faith by the Board of Trustees. As of October 31, 2015, all securities within each Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and adjusted by a fair value factor when necessary and as further described below. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

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Notes to Financial Statements Year Ended October 31, 2015

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and administrative services fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class within each specific Fund.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and securities of the U.S. Government.

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio

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Notes to Financial Statements Year Ended October 31, 2015

securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities resulting from exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

All open tax years and major jurisdictions have been reviewed for the Funds and, based on this review, there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2015, open Federal tax years include the tax years ended October 31, 2012 through 2015. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds accrue for such material foreign taxes on net realized and unrealized gains at the appropriate rate for each country. Based on rates ranging from approximately 10% to 15% there were no material accruals at year end.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

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Notes to Financial Statements Year Ended October 31, 2015

The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. The collateral is invested in the Northern Institutional Liquid Asset Portfolio (an open-end regulated investment company) and U.S. Treasury Notes/Bonds which are shown on the investment portfolios for the International Fund and Emerging

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Notes to Financial Statements Year Ended October 31, 2015

Markets Fund. The collateral is reflected in the Funds’ statements of assets and liabilities in the line item labeled “Investments in securities at market value.” A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at October 31, 2015 are as follows:

Fund	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$17,892,921	$18,254,202

Thomas White Emerging Markets Fund	$4,467,012	$4,564,263

The International Fund and the Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Interest Earned
Thomas White International Fund	$38,703

Thomas White Emerging Markets Fund	$16,817

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes may have on the Funds’ financial statements.

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund Investor Class, Class I, Class A and Class C shares charged $5,302, $5,747, $108 and $577, respectively, and the American Opportunities Fund Investor Class shares charged $142 in redemption fees for the year ended October 31, 2015, which were included in net capital paid.

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Notes to Financial Statements Year Ended October 31, 2015

NOTE 2. SIGNIFICANT SHAREHOLDER

The following table indicates the number of shareholders who held a significant portion of the shares of each Class’s outstanding shares as of October 31, 2015. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	% Held
International Fund	Class A	2	29.6%

Emerging Markets Fund	Investor Class	3	86.4%	*

Emerging Markets Fund	Class I	3	44.8%

Emerging Markets Fund	Class A	1	99.2%

Emerging Markets Fund	Class C	1	89.2%

American Opportunities Fund	Investor Class	3	77.3%

*	56.8% is held by the Advisor, Thomas White International, Ltd.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2015, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Year Ended October 31, 2015			Year Ended October 31, 2014
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	4,047,694	$	66,731,001	5,332,365	$	102,797,063
Shares issued on reinvestment of dividends & distributions	212,127		3,345,233	1,904,440		31,213,764
Shares redeemed	(8,999,408)		(148,440,535)	(8,092,455)		(154,739,665)
Net decrease	(4,739,587)	$	(78,364,301)	(855,650)	$	(20,728,838)
Shares outstanding:
Beginning of period	21,769,318			22,624,968
End of period	17,029,731			21,769,318

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Notes to Financial Statements Year Ended October 31, 2015

	Year Ended October 31, 2015			Year Ended October 31, 2014
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	3,594,961	$	59,462,022	5,614,851	$	107,320,709
Shares issued on reinvestment of dividends & distributions	214,248		3,382,965	1,703,838		27,959,988
Shares redeemed	(10,900,809)		(180,400,597)	(4,845,926)		(92,753,769)
Net increase (decrease)	(7,091,600)	$	(117,555,610)	2,472,763	$	42,526,928
Shares outstanding:
Beginning of period	26,121,085			23,648,322
End of period	19,029,485			26,121,085

	Year Ended October 31, 2015			Year Ended October 31, 2014
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	44,854	$	740,230	6,845	$	126,254
Shares issued on reinvestment of dividends & distributions	301		4,725	988		16,174
Shares redeemed	(4,299)		(71,222)	(2,504)		(48,469)
Net increase	40,856	$	673,733	5,329	$	93,959
Shares outstanding:
Beginning of period	16,866			11,537
End of period	57,722			16,866

	Year Ended October 31, 2015			Year Ended October 31, 2014
	Class C			Class C
	Shares		Amount	Shares		Amount
Shares sold	8,218	$	137,988	12,673	$	239,051
Shares issued on reinvestment of dividends & distributions	116		1,823	2,606		42,561
Shares redeemed	(18,851)		(307,918)	(7,098)		(134,073)
Net increase (decrease)	(10,517)	$	(168,107)	8,181	$	147,539
Shares outstanding:
Beginning of period	37,681			29,500
End of period	27,164			37,681

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Notes to Financial Statements Year Ended October 31, 2015

Emerging Markets Fund
	Year Ended October 31, 2015			Year Ended October 31, 2014
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	4,760	$	51,545	16,709	$	188,666
Shares issued on reinvestment of dividends & distributions	3,454		33,191	3,929		43,767
Shares redeemed	(16,066)		(170,582)	(58,689)		(670,457)
Net decrease	(7,852)	$	(85,846)	(38,051)	$	(438,024)
Shares outstanding:
Beginning of period	448,690			486,741
End of period	440,838			448,690

	Year Ended October 31, 2015			Year Ended October 31, 2014
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	2,248,411	$	24,898,001	4,273,882	$	48,505,534
Shares issued on reinvestment of dividends & distributions	55,520		536,878	61,716		689,980
Shares redeemed	(555,272)		(6,113,311)	(679,382)		(7,737,817)
Net increase	1,748,659	$	19,321,568	3,656,216	$	41,457,697
Shares outstanding:
Beginning of period	6,616,775			2,960,559
End of period	8,365,434			6,616,775

	Year Ended October 31, 2015			Year Ended October 31, 2014
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	-------	$	-------	1	$	9
Shares issued on reinvestment of dividends & distributions	27		258	39		440
Shares redeemed	(1,965)		(21,661)	(1)		(12)
Net increase (decrease)	(1,938)	$	(21,403)	39	$	437
Shares outstanding:
Beginning of period	7,568			7,529
End of period	5,630			7,568

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Notes to Financial Statements Year Ended October 31, 2015

	Year Ended October 31, 2015			Year Ended October 31, 2014
	Class C			Class C
	Shares		Amount	Shares			Amount
Shares sold	18,990	$	201,061	2,238		$	25,500
Shares issued on reinvestment of dividends & distributions	44		422	23			257
Shares redeemed	(4)		(41)	0	^		(3)
Net increase	19,030	$	201,442	2,261		$	25,754
Shares outstanding:
Beginning of period	2,308			47
End of period	21,338			2,308
^ amount is less than 1 share.

American Opportunities Fund
	Year Ended October 31, 2015			Year Ended October 31, 2014
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	44,004	$	724,610	39,981	$	663,261
Shares issued on reinvestment of dividends & distributions	167,611		2,566,130	185,905		2,851,782
Shares redeemed	(48,833)		(782,696)	(16,666)		(271,367)
Net increase	162,782	$	2,508,044	209,220	$	3,243,676
Shares outstanding:
Beginning of period	2,136,283			1,927,063
End of period	2,299,065			2,136,283

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the year ended October 31, 2015, the International Fund, Emerging Markets Fund and American Opportunities Fund paid the Advisor $5,891,075, $707,299, and $300,639, respectively, in investment management fees.

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Notes to Financial Statements Year Ended October 31, 2015

During the year ended October 31, 2015, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Investor Class	Class I	Class A	Class C
International Fund	1.24%	0.99%	1.49%	1.99%
Emerging Markets Fund	1.34%	1.09%	1.59%	2.09%
American Opportunities Fund	1.34%	n/a	n/a	n/a

These agreements to reimburse fees renew automatically unless the Advisor gives written notice to end them.

The Advisor may recoup any previously waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed either (i) the current expense limitation or (ii) the expense limitation in effect at the time the expense is waived, provided the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the year ended October 31, 2015, the Advisor recouped the following amounts:

Fund	Share Class	Recoupment Amount
Emerging Markets Fund	Investor Class	$3,023

As of October 31, 2015, the International and Emerging Markets Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
International Fund	Investor Class	2013	2016	$304,097
International Fund	Investor Class	2014	2017	$119,375
International Fund	Investor Class	2015	2018	$235,702
International Fund	Class I	2013	2016	$352,884
International Fund	Class I	2014	2017	$276,870
International Fund	Class I	2015	2018	$309,206
International Fund	Class C	2013	2016	$316
International Fund	Class C	2014	2017	$368
International Fund	Class C	2015	2018	$394
Emerging Markets Fund	Investor Class	2013	2016	$16,309
Emerging Markets Fund	Class I	2013	2016	$157,801
Emerging Markets Fund	Class I	2014	2017	$111,683
Emerging Markets Fund	Class I	2015	2018	$126,544

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Notes to Financial Statements Year Ended October 31, 2015

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
Emerging Markets Fund	Class A	2013	2016	$36
Emerging Markets Fund	Class A	2014	2017	$100
Emerging Markets Fund	Class A	2015	2018	$44
Emerging Markets Fund	Class C	2013	2016	$1
Emerging Markets Fund	Class C	2014	2017	$3
Emerging Markets Fund	Class C	2015	2018	$266

The Funds and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement.

The Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of Trustees of the Trust. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets. For the year ended October 31, 2015, for the services provided under the Business Management Agreement, the International Fund, Emerging Markets Fund, and American Opportunities Fund paid the Advisor $242,574, $29,124, and $12,379, respectively.

The Funds have adopted an Administrative Services Plan pursuant to which the Class A shares and Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A shares and Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan. For the year ended October 31, 2015, fees incurred by the International Fund pursuant to the Administrative Services Plan were $772,622 for Investor Class and $593 for Class A shares. For the year ended October 31, 2015, fees incurred by the Emerging Markets Fund pursuant to the Administrative Services Plan were $902 for Investor Class and $103 for Class A shares. For the year ended October 31, 2015, fees incurred by the American Opportunities Fund pursuant to the Administrative Services Plan were $3,012 for Investor Class shares.

NOTE 5. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The International Fund and Emerging Markets Fund have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the International Fund and Emerging Markets Fund to compensate Quasar

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Notes to Financial Statements Year Ended October 31, 2015

Distributors, LLC for the costs incurred in distributing the Funds’ Class A shares and Class C shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each share Class. For the year ended October 31, 2015, fees incurred by the International Fund pursuant to the Plan were $1,794 for Class A and $4,600 for Class C shares. For the year ended October 31, 2015, fees incurred by the Emerging Markets Fund were $168 for Class A and $1,608 for Class C shares.

NOTE 6. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Fund. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 7. INVESTMENT TRANSACTIONS

During the year ended October 31, 2015, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$389,460,789	$583,450,683

Emerging Markets Fund	37,960,302	21,765,928

American Opportunities Fund	13,650,199	13,229,162

The International Fund, Emerging Markets Fund and American Opportunities Fund did not purchase or sell long-term U.S. Government securities during the year ended October 31, 2015.

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Fund	$538,477,883	$75,151,739	$(31,868,015)	$43,283,724

Emerging Markets Fund	95,633,569	7,881,493	(14,689,660)	(6,808,167)

American Opportunities Fund	27,810,518	8,570,099	(853,008)	7,717,091

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Notes to Financial Statements Year Ended October 31, 2015

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2015, the Funds’ tax year-end. For the International Fund, permanent differences resulted in reclassification of ($714,763) in undistributed net investment income/(loss), $714,712 in accumulated net realized gain and $51 in paid in capital. For the Emerging Markets Fund, permanent differences resulted in reclassification of ($20,871) in undistributed net investment income/(loss) and $20,871 in accumulated net realized gain/(loss). For the American Opportunities Fund, permanent differences resulted in reclassification of ($23,568) in undistributed net investment loss, $25,237 in accumulated net realized gain and ($1,669) in paid in capital.

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Net Unrealized Appreciation	Other Accumulated Losses	Total Distributable Earnings
International Fund	$134,419	$-------	$43,283,724	$(30,745,393)	$12,672,750

Emerging Markets Fund	3,607	-------	(6,808,167)	(5,751,886)	(12,556,446)

American Opportunities Fund	-------	-------	7,717,090	-------	7,717,090

During the year ended October 31, 2015, the Emerging Markets Fund utilized $1,055,031 in capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period, and such capital losses will retain their character as either short-term or long-term capital losses. Capital losses incurred by the Funds in taxable years beginning before December 23, 2010 may only be carried forward eight taxable years as short-term capital losses. Any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of October 31, 2015, the International Fund had $30,510,210 in short-term capital loss carry forwards with no expiration. As of October 31, 2015, the Emerging Markets Fund had $4,187,687 in short-term capital loss carry forwards with no expiration, and had $1,557,835 in long-term capital loss carry forwards with no expiration.

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Notes to Financial Statements Year Ended October 31, 2015

The tax character of distributions paid during the periods shown below were as follows:

	Year Ended October 31, 2015				Year Ended October 31, 2014
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund	$8,064,732	$-------	$-------	$8,064,732	$12,662,561	$-------	$58,993,505	$71,656,066

Emerging Markets Fund	823,440	-------	-------	823,440	851,062	-------	-------	851,062

American Opportunities Fund	152,611	-------	2,567,379	2,719,990	126,855	-------	2,900,047	3,026,902

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after October 31, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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Year Ended October 31, 2015

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class
		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013			Year Ended October 31, 2012^			Year Ended October 31, 2011
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	16.95	$	19.16	$	16.55		$	15.55		$	16.75

Income from investment operations:
Net investment income [1]		0.19		0.26		0.26			0.31			0.29
Net realized and unrealized gains/(losses)		(1.17)		(0.89)		2.57			0.97			(1.20)
Total from investment operations		(0.98)		(0.63)		2.83			1.28			(0.91)

Distributions:
From net investment income		(0.20)		(0.26)		(0.22)			(0.28)			(0.29)
From net realized gains		-------		(1.32)		-------			-------			-------
Tax return of capital		-------		-------		(0.00	) [2]		-------			-------
Total Distributions		(0.20)		(1.58)		(0.22)			(0.28)			(0.29)
Change in net asset value for the year		(1.18)		(2.21)		2.61			1.00			(1.20)
Net asset value, end of year	$	15.77	$	16.95	$	19.16		$	16.55		$	15.55
Total Return		(5.77)%		(3.00)%		17.13%			8.25%			(5.42)%

Ratios/supplemental data
Net assets, end of year (000)	$	268,518	$	369,098	$	433,483		$	540,118		$	478,255

Ratio to average net assets:
Expenses (net of reimbursement)		1.24%		1.24%		1.24%			1.31%	[3]		1.34%
Expenses (prior to reimbursement)		1.32%		1.27%		1.31%			1.37%	[3]		1.34%
Net investment income (net of reimbursement)		1.16%		1.36%		1.43%			1.94%	[3]		1.70%
Net investment income (prior to reimbursement)		1.08%		1.33%		1.36%			1.88%	[3]		1.70%
Portfolio turnover rate [4]		57%		62%		42%			66%			41%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Effective August 31, 2012, the expense cap was decreased from 1.40% to 1.24%.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2015

Thomas White International Fund - Class I
		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.97	$	19.18	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.23		0.30		0.29			0.07
Net realized and unrealized gains/(losses)		(1.17)		(0.89)		2.59			0.55
Total from investment operations		(0.94)		(0.59)		2.88			0.62

Distributions:
From net investment income		(0.25)		(0.30)		(0.26)			(0.29)
From net realized gains		-------		(1.32)		-------			-------
Tax return of capital		-------		-------		(0.00	) [2]		-------
Total Distributions		(0.25)		(1.62)		(0.26)			(0.29)
Change in net asset value for the period		(1.19)		(2.21)		2.62			0.33
Net asset value, end of period	$	15.78	$	16.97	$	19.18		$	16.56
Total Return		(5.56)%		(2.76)%		17.40%			3.83%	[3]

Ratios/supplemental data
Net assets, end of period (000)	$	300,331	$	443,397	$	453,564		$	106,601

Ratio to average net assets:
Expenses (net of reimbursement)		0.99%		0.99%		0.99%			0.99%	[4]
Expenses (prior to reimbursement)		1.08%		1.05%		1.11%			1.45%	[4]
Net investment income (net of reimbursement)		1.40%		1.59%		1.62%			2.47%	[4]
Net investment income (prior to reimbursement)		1.31%		1.53%		1.50%			2.01%	[4]
Portfolio turnover rate [5]		57%		62%		42%			66%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2015

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class A
		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.92	$	19.13	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.17		0.23		0.24			0.06
Net realized and unrealized gains/(losses)		(1.17)		(0.88)		2.56			0.56
Total from investment operations		(1.00)		(0.65)		2.80			0.62

Distributions:
From net investment income		(0.21)		(0.24)		(0.23)			(0.29)
From net realized gains		-------		(1.32)		-------			-------
Tax return of capital		-------		-------		(0.00	) [2]		-------
Total Distributions		(0.21)		(1.56)		(0.23)			(0.29)
Change in net asset value for the period		(1.21)		(2.21)		2.57			0.33
Net asset value, end of period	$	15.71	$	16.92	$	19.13		$	16.56
Total Return +		(5.94)%		(3.13)%		16.93%			3.80%	[3]

Ratios/supplemental data
Net assets, end of period	$	906,655	$	285,347	$	220,660		$	519

Ratio to average net assets:
Expenses (net of reimbursement)		1.42%		1.41%		1.44%			1.49%	[4]
Expenses (prior to reimbursement)		1.42%		1.41%		1.44%			1.66%	[4]
Net investment income (net of reimbursement)		1.06%		1.23%		1.34%			1.99%	[4]
Net investment income (prior to reimbursement)		1.06%		1.23%		1.34%			1.82%	[4]
Portfolio turnover rate [5]		57%		62%		42%			66%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2015

Thomas White International Fund - Class C
		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	16.88	$	19.09	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.06		0.11		0.11			0.06
Net realized and unrealized gains/(losses)		(1.15)		(0.88)		2.58			0.54
Total from investment operations		(1.09)		(0.77)		2.69			0.60

Distributions:
From net investment income		(0.09)		(0.12)		(0.16)			(0.27)
From net realized gains		-------		(1.32)		-------			-------
Tax return of capital		-------		-------		(0.00	) [2]		-------
Total Distributions		(0.09)		(1.44)		(0.16)			(0.27)
Paid in capital from redemption fees		0.02		-------		-------			-------
Change in net asset value for the period		(1.16)		(2.21)		2.53			0.33
Net asset value, end of period	$	15.72	$	16.88	$	19.09		$	16.56
Total Return +		(6.37)%		(3.78)%		16.25%			3.68% [3]

Ratios/supplemental data
Net assets, end of period	$	427,122	$	636,232	$	563,144		$	518

Ratio to average net assets:
Expenses (net of reimbursement)		1.99%		1.99%		1.99%			1.99%	[4]
Expenses (prior to reimbursement)		2.08%		2.05%		2.10%			2.16%	[4]
Net investment income (net of reimbursement)		0.36%		0.59%		0.62%			1.47%	[4]
Net investment income (prior to reimbursement)		0.27%		0.53%		0.51%			1.30%	[4]
Portfolio turnover rate [5]		57%		62%		42%			66%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005.

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2015

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Investor Class
		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012^			Year Ended October 31, 2011
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	11.55	$	11.72	$	11.21	$	10.62		$	12.05

Income from investment operations:
Net investment income [1]		0.08		0.13		0.13		0.18			0.17
Net realized and unrealized gains/(losses)		(2.08)		(0.18)		0.47		0.58			(1.41)
Total from investment operations		(2.00)		(0.05)		0.60		0.76			(1.24)

Distributions:
From net investment income		(0.09)		(0.12)		(0.09)		(0.17)			(0.17)
From net realized gains		-------		-------		-------		-------			(0.02)
Total Distributions		(0.09)		(0.12)		(0.09)		(0.17)			(0.19)
Change in net asset value for the year		(2.09)		(0.17)		0.51		0.59			(1.43)
Net asset value, end of year	$	9.46	$	11.55	$	11.72	$	11.21		$	10.62
Total Return		(17.31)%		(0.40)%		5.36%		7.21%			(10.26)%

Ratios/supplemental data
Net assets, end of year (000)	$	4,172	$	5,182	$	5,703	$	29,602		$	28,377

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.34%		1.34%		1.34%		1.47%	[2]		1.50%
Expenses (prior to reimbursement/recoupment)		1.27%		1.29%		1.63%		1.97%	[2]		1.84%
Net investment income (net of reimbursement/recoupment)		0.75%		1.16%		1.14%		1.61%	[2]		1.43%
Net investment income (prior to reimbursement/recoupment)		0.82%		1.21%		0.85%		1.11%	[2]		1.10%
Portfolio turnover rate [3]		27%		64%		54%		54%			33%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Effective August 31, 2012, the expense cap was decreased from 1.50% to 1.34%.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2015

Thomas White Emerging Markets Fund - Class I
		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.59	$	11.73	$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.11		0.14		0.13		0.04
Net realized and unrealized gains/(losses)		(2.09)		(0.16)		0.48		0.55
Total from investment operations		(1.98)		(0.02)		0.61		0.59
Distributions from net investment income		(0.09)		(0.12)		(0.09)		(0.18)
Change in net asset value for the period		(2.07)		(0.14)		0.52		0.41
Net asset value, end of period	$	9.52	$	11.59	$	11.73	$	11.21
Total Return		(17.06)%		(0.12)%		5.48%		5.47%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	79,656	$	76,705	$	34,733	$	956

Ratio to average net assets:
Expenses (net of reimbursement)		1.09%		1.09%		1.09%		1.09%	[3]
Expenses (prior to reimbursement)		1.25%		1.25%		1.66%		3.31%	[3]
Net investment income (net of reimbursement)		1.04%		1.18%		1.15%		1.68%	[3]
Net investment income (loss) (prior to reimbursement)		0.88%		1.02%		0.58%		(0.54)%	[3]
Portfolio turnover rate [4]		27%		64%		54%		54%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2015

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class A
		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.52	$	11.68	$	11.20	$	10.80

Income from investment operations:
Net investment income [1]		0.05		0.08		0.10		0.03
Net realized and unrealized gains/(losses)		(2.06)		(0.16)		0.47		0.55
Total from investment operations		(2.01)		(0.08)		0.57		0.58
Distributions from net investment income		(0.05)		(0.08)		(0.09)		(0.18)
Change in net asset value for the period		(2.06)		(0.16)		0.48		0.40
Net asset value, end of period	$	9.46	$	11.52	$	11.68	$	11.20
Total Return +		(17.49)%		(0.67)%		5.07%		5.35%	[2]

Ratios/supplemental data
Net assets, end of period	$	53,267	$	87,195	$	87,911	$	527

Ratio to average net assets:
Expenses (net of reimbursement)		1.59%		1.59%		1.59%		1.59%	[3]
Expenses (prior to reimbursement)		1.66%		1.71%		1.77%		2.32%	[3]
Net investment income (net of reimbursement)		0.47%		0.74%		0.89%		1.19%	[3]
Net investment income (prior to reimbursement)		0.40%		0.62%		0.71%		0.46%	[3]
Portfolio turnover rate [4]		27%		64%		54%		54%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2015

Thomas White Emerging Markets Fund - Class C
		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.50	$	11.72	$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.02		0.02		0.03		0.02
Net realized and unrealized gains/(losses)		(2.08)		(0.13)		0.48		0.55
Total from investment operations		(2.06)		(0.11)		0.51		0.57
Distributions from net investment income		(0.02)		(0.11)		-------		(0.16)
Change in net asset value for the period		(2.08)		(0.22)		0.51		0.41
Net asset value, end of period	$	9.42	$	11.50	$	11.72	$	11.21
Total Return +		(17.92)%		(0.88)%		4.55%		5.32%	[2]

Ratios/supplemental data
Net assets, end of period	$	201,038	$	26,542	$	547	$	526

Ratio to average net assets:
Expenses (net of reimbursement)		2.09%		2.09%		2.09%		2.09%	[3]
Expenses (prior to reimbursement)		2.26%		2.25%		2.29%		2.85%	[3]
Net investment income (net of reimbursement)		0.16%		0.18%		0.23%		0.67%	[3]
Net investment income (loss) (prior to reimbursement)		(0.01)%		0.02%		0.03%		(0.09)%	[3]
Portfolio turnover rate [4]		27%		64%		54%		54%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2015

FINANCIAL HIGHLIGHTS

Thomas White American Opportunities Fund - Investor Class
		Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012^			Year Ended October 31, 2011
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	15.84	$	15.12	$	13.28	$	12.81		$	12.53

Income from investment operations:
Net investment income		0.08 [1]		0.07 [1]		0.11		0.11			0.13
Net realized and unrealized gains		0.96		2.21		3.68		0.94			0.78
Total from investment operations		1.04		2.28		3.79		1.05			0.91

Distributions:
From net investment income		(0.07)		(0.07)		(0.09)		(0.09)			(0.13)
From net realized gains		(1.21)		(1.49)		(1.85)		(0.49)			(0.50)
Tax return of capital		-------		-------		(0.01)		-------			-------
Total Distributions		(1.28)		(1.56)		(1.95)		(0.58)			(0.63)
Change in net asset value for the year		(0.24)		0.72		1.84		0.47			0.28
Net asset value, end of year	$	15.60	$	15.84	$	15.12	$	13.28		$	12.81
Total Return		6.69%		15.38%		28.52%		8.21%			7.36%

Ratios/supplemental data
Net assets, end of year (000)	$	35,875	$	33,830	$	29,138	$	22,870		$	21,072

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.18%		1.24%		1.34%		1.35%	[2]		1.35%
Expenses (prior to reimbursement/recoupment)		1.18%		1.15%		1.31%		1.50%	[2]		1.39%
Net investment income (net of reimbursement/recoupment)		0.52%		0.45%		0.75%		0.73%	[2]		1.02%
Net investment income (prior to reimbursement/recoupment)		0.52%		0.54%		0.78%		0.58%	[2]		0.97%
Portfolio turnover rate		38%		32%		60%		44%			66%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Per share net investment income was calculated prior to tax adjustments.

(2)	Effective August 31, 2012, the expense cap was decreased from 1.35% to 1.34%.

The accompanying notes are an integral part of these financial statements

76	www.thomaswhitefunds.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders Lord Asset Management Trust

We have audited the accompanying statements of assets and liabilities of Thomas White International Fund, Thomas White Emerging Markets Fund, and Thomas White American Opportunities Fund (the “Funds”), each a series of Lord Asset Management Trust, including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the three years in the period ended October 31, 2013, and in their report, dated December 27, 2013, they expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, as of October 31, 2015, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2015

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2015 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	$18,822,179	$2,064,493	$0.0571

Emerging Markets Fund	1,976,045	210,482	0.0238

QUALIFYING DIVIDEND INCOME

For the International Fund, Emerging Markets Fund and American Opportunities Fund, 100% of the income dividend is qualified.

ORDINARY INCOME DIVIDEND AND FOREIGN TAX CREDIT

The International Fund and the Emerging Markets Fund have made an election under Section 853 of the Internal Revenue Code to provide to their shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or an itemized deduction in an amount equal to $0.0489 per share of the International Fund and $0.0238 per share of Emerging Markets Fund for each share owned on October 26, 2015, in computing their tax liability. It is generally more advantageous to claim a credit than a deduction.

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2015 through October 31, 2015 for the Funds’ Investor Class, Class I, Class A and Class C shares, as applicable.

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio*	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period	Ending Account Value October 31, 2015	Expenses Paid During Period
International Fund
Investor Class Shares	1.24%	$1,000.00	$926.40	$6.02	$1,018.95	$6.31
Class I Shares	0.99%	$1,000.00	$927.40	$4.81	$1,020.21	$5.04
Class A Shares	1.42%	$1,000.00	$925.80	$6.89	$1,018.05	$7.22
Class C Shares	1.99%	$1,000.00	$922.70	$9.64	$1,015.17	$10.11
Emerging Markets Fund
Investor Class Shares	1.34%	$1,000.00	$837.00	$6.20	$1,018.45	$6.82
Class I Shares	1.09%	$1,000.00	$838.10	$5.05	$1,019.71	$5.55
Class A Shares	1.59%	$1,000.00	$836.00	$7.36	$1,017.19	$8.08
Class C Shares	2.09%	$1,000.00	$833.90	$9.66	$1,014.67	$10.61
American Opportunities Fund
Investor Class	1.18%	$1,000.00	$1,009.60	$5.98	$1,019.26	$6.01

*	Expenses for the International, Emerging Markets and American Opportunities Funds’ annualized expense ratio (after waiver and reimbrusement), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

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THOMAS WHITE FUNDS

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2015

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 72	Trustee	21 years	Chairman of Thomas White International, Ltd.	3	None

Stathy M. White 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 58	President	4 years	Exec. Vice President of Thomas White International, Ltd.	N/A	N/A

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 43	Vice President and Treasurer	15 years	Treasurer of the Thomas White Funds; Senior Vice President of Thomas White International, Ltd.	N/A	N/A

J. Ryan Conner 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 35	Secretary and Chief Compliance Officer	4 years	Vice President of Thomas White International, Ltd.; Business Analyst, Computershare Inc.	N/A	N/A

Independent Trustees:

James N. Bay 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 65	Trustee	9 years	Corporate officer – Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	3	None

Elizabeth G. Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 71	Trustee	14 years	Retired; former President, Graham Group (management consulting).	3	None

Robert W. Thomas 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 71	Trustee	9 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	3	None

John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 68	Trustee	21 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine.	3	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

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OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, Pennsylvania

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith. The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-800-811-0535.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an Audit Committee financial expert serving on its Audit Committee. At this time, the Registrant believes that the experience provided by each member of the Audit Committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$51,000	$51,000
Audit-Related Fees	-	-
Tax Fees	$9,000	$9,000
All Other Fees	-	-

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

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The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees

Item 11. Controls and Procedures.

(a)	Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

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(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)  (1) Code of ethics. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title)	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date January 8, 2016

By (Signature and Title)	/s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date January 8, 2016

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